--------------------------------
                        Semiannual Report March 31, 1998
                        --------------------------------

                                   OPPENHEIMER

                                    Strategic
                                   Income Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]

                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Managers

11 Statement of
   Investments

46 Statement of
   Assets and
   Liabilities

48 Statement of
   Operations

49 Statements of
   Changes in
   Net Assets

50 Financial Highlights

53 Notes to Financial
   Statements

66 Officers and
   Trustees

68 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o 4-star Morningstar: The Fund's Class A shares have maintained their overall 4-star Morningstar ranking for the combined 3- and 5-year periods ended March 31, 1998, among 1,403 (3-year) and 831 (5-year) fixed-income funds.(1)

o The Fund, as well as the overall bond market, benefited from continued low inflation and strong growth in the U.S. economy.

o By avoiding major exposure to Asian markets, we limited the impact of declines in these markets and took advantage of new values in emerging market credits.


-------------------------------
 Cumulative Total Returns
-------------------------------

For the 6-Month Period
Ended 3/31/98

Class A

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 3.68%           (1.25)%
-------------------------------

Class B

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 3.28%           (1.69)%
-------------------------------

Class C

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 3.09%            2.09%
-------------------------------

Class Y

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 N/A              N/A
-------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Morningstar, Inc., 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star.

2. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

3. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares are not available for sale to individual investors. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. This performance is not annualized.


                      2 Oppenheimer Strategic Income Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OMITTED]
James C. Swain
Chairman
Oppenheimer
Strategic Income Fund

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer
Strategic Income Fund

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

     What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

     Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

     At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

     In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

     Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
April 21, 1998


                      3 Oppenheimer Strategic Income Fund

 Performance update
--------------------------------------------------------------------------------

--------------------------
 Avg Annual Total Returns
--------------------------

For the Periods Ended 3/31/98(1)

Class A
                Since
 1 year  5 year Inception
--------------------------
 6.22%   8.11%  10.16%
--------------------------

Class B
                Since
 1 year  5 year Inception
--------------------------
 5.66%   8.08%  9.11%
--------------------------

Class C
                Since
 1 year  5 year Inception
--------------------------
 9.46%   N/A    10.15%
--------------------------

Class Y
                Since
 1 year  5 year Inception
--------------------------
 N/A     N/A    1.81%
--------------------------

--------------------------
 Cumulative Total Return
--------------------------

For the Period Ended 3/31/98(1)

Class A

 5 year
--------------------------
 47.71%  $14,771(3)
--------------------------

Oppenheimer Strategic Income Fund successfully navigated a period of unusually high volatility in emerging markets, while taking advantage of a supportive environment for the U.S. bond market. Despite the Fund's relatively conservative position at the outset of the period, we capitalized on opportunities in U.S. government securities, high-yield corporate bonds and foreign fixed-income securities to minimize risk and provide investors with high income. The Fund's solid performance enabled its Class A shares to maintain its overall 4-star Morningstar ranking for the 3- and 5-year periods ended March 31, 1998.(2)

Growth of $10,000
Over five years(3)
(without sales charges)

                            [GRAPHIC OMITTED]

                  Oppenheimer Strategic Income Fund
                            Class A shares

         Q1               Q2              Q3               Q4
93   $10,000.00       $10,416.04      $10,739.51       $11,251.58
94   $10,848.66       $10,801.79      $10,954.88       $10,751.13
95   $10,888.42       $11,531.97      $11,893.24       $12,404.59
96   $12,611.34       $12,947.93      $13,452.43       $13,965.75
97   $13,915.81       $14,482.06      $14,970.31       $15,133.70
98   $15,517.63               --              --               --

                     Lehman Aggregate Bond Index
         Q1               Q2              Q3               Q4
93   $10,000.00       $10,265.59      $10,533.14       $10,538.86
94   $10,236.05       $10,130.81      $10,192.74       $10,231.27
95   $10,747.34       $11,402.18      $11,626.45       $12,121.62
96   $11,905.39       $11,973.36      $13,193.83       $12,559.77
97   $12,489.61       $12,948.30      $13,378.49       $13,772.36
98   $13,968.56               --              --               --


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/16/89. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 11/30/92). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 5/26/95. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                      4 Oppenheimer Strategic Income Fund

 Portfolio review
--------------------------------------------------------------------------------

--------------------------
 Standardized Yields(4)
--------------------------

For the 30 Days Ended 3/31/98

Class A
--------------------------
 8.11%
--------------------------

Class B
--------------------------
 7.77%
--------------------------

Class C
--------------------------
 7.81%
--------------------------

Class Y
--------------------------
 9.17%
--------------------------

Asset Allocation(5)

[PIE CHART OMITTED]

o  Bonds                 90.0%
o  Structured Notes       6.5
o  Stocks                 3.4
o  Other Securities       0.1

Oppenheimer Strategic Income Fund is for investors looking for high income from a fund that aims to lower volatility.

What We Look For

o Investments that provide high income.

o Relative value, as compared with other securities or sectors of the market.

o Diversification sought from securities that tend to "zig" when others may "zag."


Top 10 Countries(5)
--------------------------------------------------------------------------------
 United States       70.8%         Russia                    2.4%
--------------------------------------------------------------------------------
 Germany              3.7          Great Britain             2.2
--------------------------------------------------------------------------------
 Argentina            2.8          Canada                    2.1
--------------------------------------------------------------------------------
 Mexico               2.6          Australia                 1.7
--------------------------------------------------------------------------------
 Brazil               2.5          Poland                    1.1
--------------------------------------------------------------------------------

2. Source: Morningstar, Inc., 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. Past performance does not guarantee future results.

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Lehman Aggregate Bond Index is an unmanaged broad-based index of investment grade U.S. corporate bond issues, U.S. government securities and mortgage-backed securities and cannot be purchased directly by investors.

4. Standardized yield is based on net investment income for the 30-day period ended 3/31/98. Falling net asset values will tend to artificially raise yields.

5. Portfolio data is as of 3/31/98, and is subject to change. Portfolio data is dollar-weighted based on total market value of investments. The Fund may invest without limit in below-investment-grade securities which carry a greater risk that the issuer may default on principal or interest payments.


                      5 Oppenheimer Strategic Income Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

"We successfully navigated the turbulence of the Asian crisis."


How has the Fund performed during the last six months?

Oppenheimer Strategic Income Fund's Class A shares delivered a cumulative total return, without sales charges, of 3.68% for the six-month period ended March 31, 1998.1 Our conservative positioning of the Fund caused performance to lag during the first half of the period. However, we successfully navigated the turbulence of the Asian crisis and the related selloff in emerging markets.

What events had the greatest impact on the fixed-income market?

The most important factor in the market's performance was the prolongation of the benign U.S. economic environment. That environment, characterized by low inflation and strong growth, was supportive of the entire bond market. Corporate bonds, which are sensitive not only to interest rates but also to corporate financial performance, experienced extremely low rates of default. These conditions contributed to the positive performance of the Fund's holdings in the high-yield sector.

      The decline in Asian markets and currencies also played an important role in the market's performance. This decline not only hurt Asian securities, but also caused a decline in other emerging markets as a result of shaken investor confidence. However, the impact of events in Asia was positive as well as negative. It created new values in emerging market bonds as the spread--the difference in yield between such credits and more conservative instruments--grew wider. Events in Asia also reduced U.S. inflation concerns with the promise of inexpensive imports and likelihood of smaller foreign markets for U.S. goods.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                      6 Oppenheimer Strategic Income Fund

[PHOTO]
Portfolio Management
Team (l to r)
Art Steinmetz
David Negri
(Portfolio Managers)
Ashwin Vasan

How did you manage the Fund in this environment?

The Fund's disciplined strategy of sector diversification with a focus on relative value enabled us to limit risks while providing shareholders with high income. We managed the Fund in each of our areas of concentration--U.S. government securities, high-yield corporate bonds and foreign fixed-income securities--to maximize yields while seeking to control risk.

      In the U.S. government securities sector, we sought to take advantage of U.S. economic conditions by actively managing our holdings' average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the better it is likely to perform in an environment of falling interest rates. In anticipation of continued low inflation, we extended our duration position during the period. We also took a more defensive posture in the area of mortgage-backed securities issued by U.S. government agencies to limit the Fund's exposure to prepayment risk. Prepayment risk refers to the chance that a reduction in bond value will occur when mortgage holders refinance their loans at lower interest rates. During the period, falling interest rates and rising rates of refinancing created a less favorable environment for mortgage-backed bonds.


                      7 Oppenheimer Strategic Income Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

"While the stock market shows signs of increasing volatility..."


Capitalizing on the strong U.S. economy, we increased the Fund's domestic high-yield bond allocation. We identified opportunities in growth industries with the added advantage of low international exposure, such as media, telecommunications and financial services. At the same time, we reduced our allocation to commodity-related industries, such as steel, metal, mining, paper and chemicals, which had greater exposure to global demand.

      In the foreign fixed-income sector, one of the Fund's most effective moves during the period was to avoid major exposure to Asian markets. Our exposure to Southeast Asia represented less than one percent of the Fund's resources. While these securities lost more than half their value, the loss had only minimal impact on the Fund's overall performance. We took advantage of the selloff in emerging markets by opportunistically adding to our emerging markets position in Latin America. Latin America's major economies have generally implemented responsible fiscal policies, and with the area's growth closely tied to growth in the United States, we were able to identify good values there.


                      8 Oppenheimer Strategic Income Fund

"...we believe bonds offer investors attractive opportunities for diversification."


Did you hold any bonds in other global regions?

Yes, at the beginning of the period, about 12% of the Fund was in European bonds, because their yields were generally higher than U.S. bond yields. At the same time, we had hedged our exposure to European currencies because of their weakness relative to the U.S. dollar. As the period progressed, the increasing likelihood that a broad European Monetary Union would be implemented on schedule caused the region's bond yields to fall, while positioning its currencies to challenge the dollar again. We responded by reducing our European bond holdings, and increased our exposure to the region's currencies.

What is your outlook for the future?

We remain optimistic about the prospects for the fixed-income market over the foreseeable future. The Asian situation appears likely to delay the threat of inflation in the United States and around the world, while prolonging the domestic economic expansion. As a result, we anticipate a supportive environment for bonds.

      As always, diversification remains the key to a well-balanced investment program. While the stock market shows signs of increasing volatility, we believe bonds offer investors attractive opportunities for diversification. The Fund's disciplined strategy of sector diversification continues to make Oppenheimer Strategic Income Fund part of The Right Way to Invest.


                      9 Oppenheimer Strategic Income Fund

Financials
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


                      10 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
=============================================================================================================
Mortgage-Backed Obligations--25.8%
-------------------------------------------------------------------------------------------------------------
Government Agency--19.8%
-------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--15.9%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates:
Series 1092, Cl. K, 8.50%, 6/15/21                                            $    8,000,000   $    8,712,030
Series 1252, Cl. J, 8%, 5/15/22                                                    7,000,000        7,628,211
Series 1343, Cl. LA, 8%, 8/15/22                                                   9,100,000        9,940,316
Series 1455, Cl. J, 7.50%, 12/15/22                                                9,527,500       10,287,113
Series 1477, Cl. G, 7%, 2/15/21                                                   15,000,000       15,412,500
Series 1562, Cl. C, 7%, 3/15/21                                                   10,000,000       10,143,004
Series 1914, Cl. H, 6.50%, 8/15/24                                                 9,970,000        9,779,872
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
10.50%, 5/1/20                                                                     3,624,653        4,056,205
Series 1797, Cl. D, 6.17%, 7/15/08                                                 4,728,633        4,665,080
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1598, Cl. H, 6.25%, 9/15/08                                                15,000,000       14,948,400
Series 1603, Cl. J, 6.50%, 7/15/23                                                10,000,000       10,143,750
Series 1836, Cl. H, 6.50%, 9/15/24                                                17,650,000       17,782,375
Series 1914, Cl. G, 6.50%, 2/15/24                                                12,375,000       12,297,656
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 6.94%, 6/1/26(2)                                               8,039,526        2,276,191
Series 177, Cl. B, 1.52%-8.714%, 7/1/26(2)                                       358,943,993      101,682,103
Series 1627, Cl. PN, 7.27%, 9/15/22(2)                                            25,694,950        8,142,087
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed
Certificates, 10%, 4/1/20                                                          2,813,055        3,060,266
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security:
Series 183, Cl. PO, 5.473%, 4/1/27(3)                                             20,465,994       15,132,044
Series 192, Cl. PO, 2.328%, 2/1/28(3)                                             24,913,815       17,159,390
Series 2015, Cl. DO, 4.73%, 10/25/10(3)                                            9,832,309        5,622,852
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.375%, 8/15/07AUD                                                                67,605,000       45,859,842
6.50%, 4/1/26                                                                      2,422,744        2,399,271
6.50%, 5/1/13-4/1/28(4)                                                          275,800,000      274,859,578
7%, 4/25/27-5/25/27(4)                                                           316,380,000      319,044,162
7%, 9/1/25                                                                        25,456,456       25,720,949
7.50%, 6/1/24-8/1/26                                                             139,525,382      143,114,379
9.50%, 11/25/27                                                                    1,731,528        1,887,366
11%, 2/1/26                                                                        1,174,506        1,335,261
15%, 4/15/13                                                                       2,743,342        3,385,456


                      11 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored  (continued)
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-51, Cl. H, 5%, 4/25/07                                             $   10,000,000   $    9,555,355
Trust 1993-38, Cl. U, 7.50%, 8/25/21                                              10,000,000       10,453,100
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates:
Trust 1989-4, Cl. D, 10%, 2/25/19                                                  9,000,000        9,994,696
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                              10,100,000       11,255,150
Trust 1992-162, Cl. C, 7%, 10/25/21                                                5,850,000        5,915,812
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                             18,841,000       18,982,308
Trust 1995-4, Cl. PC, 8%, 5/25/25                                                  8,692,100        9,493,483
Trust 1997-5, Cl. B, 7%, 9/18/17                                                  15,210,000       15,333,505
Trust 1997-25, Cl. B, 7%, 12/18/22                                                 8,618,000        8,753,424
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                               7,063,265        7,498,528
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                             33,470,400       33,590,684
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 1997-9, Cl. H, 7.52%, 3/25/27(2)                                            30,937,000       13,032,211
Trust 215, Cl. 2, 1.692%-1.743%, 4/1/23(2)                                        93,559,702       25,685,062
Trust 222, Cl. 2, 3.611%-5.172%, 6/1/23(2)                                        51,439,324       14,483,385
Trust 258, Cl. 2, 7.42%, 3/1/24(2)                                                27,086,999        7,372,743
Trust 290, Cl. 2, 9.83%, 11/1/27(2)                                               38,812,160       11,498,103
Trust 293, Cl. 2, 10.70%, 12/1/27(2)                                              24,528,509        7,381,548
Trust 294, Cl. 2, 8.67%, 2/1/28(2)                                                19,773,161        5,740,396
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 1997-7, Cl. GA, 34.07%, 7/25/23(3)                                           5,961,179        4,161,648
Trust 277-C1, 26.61%, 4/1/27(3)                                                   12,810,751       10,276,625
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Sr. Unsub. Medium-Term
Nts., 6.50%, 7/10/02AUD                                                           31,660,000       21,731,476
                                                                                               --------------
                                                                                                1,368,666,951

-------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--3.9%
Government National Mortgage Assn.:
6%, 4/20/27(4)                                                                    75,000,000       76,031,250
7%, 4/1/28(4)                                                                    119,860,000      121,058,600
7.50%, 1/15/26-6/15/27                                                            29,925,292       30,698,165
8%, 5/15/26                                                                       12,205,511       12,638,443
12.50%, 12/15/13                                                                   9,487,166       11,166,016
13%, 10/15/15                                                                     27,083,469       32,500,164
13.50%, 6/15/15                                                                   34,826,244       42,488,018
-------------------------------------------------------------------------------------------------------------
U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates, Vendee Mtg. Trust:
Series 1992-2, Cl. IO, 17.80%, 9/1/22(2)(5)                                      142,259,316        5,929,324
Series 1995-2B, Cl. 2-IO, 17.74%, 6/1/25(2)(5)                                    14,305,762          547,642
Series 1995-3, Cl. 1-IO, 17.56%, 9/1/25(2)(5)                                    345,579,676        5,993,648
                                                                                               --------------
                                                                                                  339,051,270


                      12 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Private--6.0%
-------------------------------------------------------------------------------------------------------------
Agricultural--0.1%
Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates:
Series 1992-2, Cl. B2, 9.37%, 1/15/03(5)(6)                                   $    5,427,059   $    4,857,219
Series 1992-2, Cl. B3, 9.402%, 4/15/09(5)(6)                                       7,004,926        5,967,322
                                                                                               --------------
                                                                                                   10,824,541

-------------------------------------------------------------------------------------------------------------
Commercial--4.8%
Amresco Commercial Mortgage Funding I Corp., Multiclass
Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. G, 7%, 6/17/29(5)                                              1,550,000        1,427,938
Series 1997-C1, Cl. H, 7%, 6/17/29(5)                                              1,600,000        1,426,500
-------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1995-MD4, Cl. A-4, 7.384%, 8/13/29                                          5,000,000        5,132,813
Series 1995-MD4, Cl. A-5, 7.384%, 8/13/29                                         20,000,000       20,237,500
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                        11,875,000       11,455,664
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)                                        17,082,312       16,003,991
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)                                         5,532,925        5,056,575
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                             7,700,000        7,019,031
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                            13,650,000       11,990,672
-------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. E, 7.76%, 12/25/03(6)                                          2,609,000        2,659,615
Series 1993-C1, Cl. F, 7.76%, 12/25/03(5)(6)                                      14,300,000       11,401,390
-------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Sub. Bonds:
Series 1993-5, Cl. B3, 7%, 4/25/23(5)                                              1,626,787        1,612,960
Series 1993-5, Cl. B4, 7%, 4/25/23(5)                                              1,230,578          418,397
-------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized
Mtg. Obligation, Series 1996-C1, Cl. E, 8.189%, 12/25/20(6)(7)                     3,000,000        3,083,438
-------------------------------------------------------------------------------------------------------------
CRIMMI MAE Trust I, Collateralized Mtg. Obligations,
Series 1996-C1, Cl. A2, 8/30/05(7)                                                 6,300,000        6,363,492
-------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C2, Cl. F, 7.46%, 1/17/35                                6,350,000        6,069,965
-------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1994-C1, Cl. 2-D, 8.70%, 9/25/25(5)                                         2,500,000        2,599,000
Series 1994-C1, Cl. 2-E, 8.70%, 9/25/25(5)                                         2,500,000        2,621,500
Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(5)                                         4,870,000        4,983,471
-------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1997-C1, Cl. G, 7.414%, 11/15/11                                           19,440,000       18,279,675
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                             17,785,500       15,212,160


                      13 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Commercial  (continued)
General Motors Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.16%, 7/15/27(2)                $  182,956,625   $   18,181,315
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl. D, 7.495%, 6/15/21(6)                            3,195,842        3,280,982
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. E, 7.442%, 2/15/28(5)(6)                                       9,365,000        9,028,445
Series 1996-C1, Cl. F, 7.442%, 2/15/28(5)(6)                                      13,360,980       11,160,594
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)                                          3,475,000        3,220,891
Series 1997-RR, Cl. D, 7.74%, 4/30/39                                              2,950,000        2,871,641
Series 1997-RR, Cl. F, 7.74%, 4/30/39                                             21,600,000       17,499,375
Series 1997-XL1, Cl. F, 7.415%, 10/3/30(6)                                         7,000,000        7,120,313
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(5)(6)                                     14,358,000       14,124,683
-------------------------------------------------------------------------------------------------------------
Nykredit AS, Mtg.-Backed Security, Series ANN, 6%, 10/1/26DKK                    139,316,000       19,554,689
-------------------------------------------------------------------------------------------------------------
Realkredit Danmark, Mtg.-Backed Security, 6%, 10/1/26DKK                         139,450,000       19,573,497
-------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                            9,329,184        9,282,597
Series 1993-C1, Cl. B, 8.75%, 5/25/24                                                722,815          720,715
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                              6,597,507        6,641,752
Series 1993-C1, Cl. E, 9.50%, 5/25/24                                                619,048          621,362
Series 1994-C1, Cl. C, 8%, 6/25/26                                                 8,000,000        8,160,225
Series 1994-C1, Cl. E, 8%, 6/25/26                                                 5,773,258        5,807,988
Series 1994-C2, Cl. E, 8%, 4/25/25                                                18,541,810       18,744,264
Series 1994-C2, Cl. G, 8%, 4/25/25                                                 6,058,615        6,076,602
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                              8,473,720        8,010,976
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.184%, 1/20/06                                                             4,550,000        4,798,828
-------------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1997-A3, 5%, 8/25/27                                                        9,647,632        9,120,027
Series 1997-B1, 5%, 3/25/01                                                       12,714,067       11,871,761
-------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg
Pass-Through Certificates:
Series 1997-LLI, Cl. E, 7.30%, 10/20/34                                            3,000,000        3,036,563
Series 1997-LLI, Cl. F, 7.30%, 4/12/12(5)                                          8,000,000        7,632,500
-------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates:
Series 1995-C4, Cl. E, 8.774%, 6/25/26(5)(6)                                       9,453,000        9,721,820
Series 1996-C3, Cl. E, 8.458%, 6/25/30(7)                                          9,350,000        9,475,641
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                           14,220,000       14,339,981
                                                                                               --------------
                                                                                                  414,735,774


                      14 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Multi-Family--0.4%
ACP Mortgage LP, Cl. E, 7.389%, 2/25/28(5)(6)                                 $    2,336,539   $    2,206,205
-------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates:
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                            3,500,000        3,390,220
Series 1993-11, Cl. B1, 6.25%, 2/25/09                                             1,204,706        1,171,592
Series 1993-11, Cl. B3, 6.25%, 2/25/09(7)                                            698,836          274,293
-------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates, Series 1997-MC1,
Cl. F, 7.452%, 5/20/07(5)                                                          2,939,000        2,790,213
Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%, 6/15/06(7)                                                           9,700,000        9,166,500
-------------------------------------------------------------------------------------------------------------
Multifamily Capital Access One, Inc., Series 1, Cl. D,
10.342%, 1/15/24(5)(6)                                                             3,576,000        3,474,308
-------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1992-M4, Cl. B, 7.20%, 9/25/21(5)                               548,744          546,686
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-CL,
Cl. F, 9.209%, 1/20/28(6)                                                          9,632,000        8,428,000
                                                                                               --------------
                                                                                                   31,448,017

-------------------------------------------------------------------------------------------------------------
Residential--0.7%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. F, 7.50%, 6/20/13(5)                                           2,400,000        2,355,840
Series 1997-C1, Cl. G, 7.50%, 6/20/14(5)                                           3,271,000        3,056,422
Series 1997-C1, Cl. H, 7.50%, 8/20/14(5)                                           2,580,000        2,078,448
Series 1997-C2, Cl. H, 7.46%, 1/17/35                                              4,000,000        3,256,000
-------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates:
Series 1997-CHL1, 8.099%, 2/25/11(5)(6)                                           14,500,000       12,387,350
Series 1997-CHL1, 8.099%, 5/25/08(5)(6)                                            8,500,000        8,701,450
-------------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Corp., Sub. Fixed
Rate Mtg. Securities, Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Series 1995-A, Cl. B2, 8.684%,
3/28/25(5)(6)                                                                      5,295,374        5,548,560
-------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
Certificates, Series 1997-QS8, Cl. M3, 7.50%, 8/25/27                              3,255,559        3,341,018
-------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. Sub. Bonds, Series 1993-3,
Cl. B2, 6.713%, 8/25/08                                                            1,162,174        1,154,911
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B,
Cl. 1, 7.132%, 4/25/26                                                            14,692,573       10,762,310
-------------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1998-A1, 5%, 12/25/20                                                      10,950,000       10,512,000
                                                                                               --------------
                                                                                                   63,154,309
                                                                                               --------------
Total Mortgage-Backed Obligations (Cost $2,224,526,625)                                         2,227,880,862


                      15 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
=============================================================================================================
U.S. Government Obligations--14.7%
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 1/31/03                                                                $   39,960,000   $   39,697,782
6%, 2/15/26                                                                       89,630,000       89,489,998
6.50%, 11/15/26                                                                    1,870,000        1,995,058
6.625%, 2/15/27                                                                    7,300,000        7,920,507
8.125%, 8/15/21                                                                   96,400,000      121,554,423
9.375%, 2/15/06                                                                   19,620,000       24,083,570
10.375%, 11/15/09                                                                 14,700,000       18,342,851
10.75%, 2/15/03(8)                                                               135,795,000      164,736,445
10.75%, 8/15/05                                                                   19,885,000       25,769,727
11.625%, 11/15/02                                                                 16,500,000       20,439,391
11.625%, 11/15/04(9)                                                              99,600,000      131,534,350
11.875%, 11/15/03                                                                 68,120,000       88,023,847
12%, 8/15/13                                                                      47,950,000       70,471,540
13.125%, 5/15/01                                                                  41,500,000       50,279,865
13.375%, 8/15/01                                                                  70,400,000       86,988,070
13.75%, 8/15/04                                                                   37,910,000       53,962,535
STRIPS, 6.27%, 8/15/22(10)                                                       250,000,000       58,062,250
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.50%, 2/15/08                                                                    29,850,000       29,476,905
5.50%, 2/28/03                                                                    10,000,000        9,937,510
6.50%, 10/15/06                                                                   54,890,000       57,583,068
6.875%, 5/15/06                                                                    9,500,000       10,182,822
7.50%, 10/31/99                                                                    3,850,000        3,958,285
7.875%, 11/15/04                                                                  24,000,000       26,820,024
10.75%, 5/15/03                                                                   35,185,000       42,991,707
14.25%, 2/15/02(8)                                                                27,100,000       35,136,857
                                                                                               --------------
Total U.S. Government Obligations (Cost $1,265,095,286)                                         1,269,439,387

=============================================================================================================
Foreign Government Obligations--19.8%
-------------------------------------------------------------------------------------------------------------
Argentina--2.8%
Argentina (Republic of) Bonds:
5%, 12/20/02JPY                                                                1,820,000,000       13,757,370
Bonos de Consolidacion de Deudas, Series I, 3.154%, 4/1/07(6)ARP                  48,418,683       35,788,479
Bonos de Consolidacion de Deudas, Series I, 5.615%, 4/1/01(6)                      8,739,380        8,399,331
-------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Floating Rate Bonds, Series L,
6.625%, 3/31/05(6)                                                                15,551,500       14,385,137
-------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Global Bonds, 11.375%, 1/30/17                            19,400,000       22,019,000
-------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts.:
11.75%, 2/12/07(7)ARP                                                              3,100,000        3,197,451
Series REGS, 11.75%, 2/12/07ARP                                                   24,460,000       25,228,916
-------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 5.75%, 3/31/23(11)                             34,050,000       26,090,813
-------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 10/9/06                      1,990,000        2,225,069
-------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Bonds, 11.50%, 8/14/01GBP                    2,575,000        4,533,094


                      16 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Argentina  (continued)
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.:
5.50%, 3/27/01JPY                                                              5,954,000,000   $   46,711,848
8.75%, 7/10/02ARP                                                                 17,430,000       16,049,383
-------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
10.625%, 8/7/06                                                                   15,000,000       15,806,250
-------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Medium-Term Nts.,
11.50%, 10/19/98(5)                                                                  950,000          969,000
-------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Nts., 11.50%,
10/19/98(5)                                                                        5,000,000        5,100,000
                                                                                               --------------
                                                                                                  240,261,141

-------------------------------------------------------------------------------------------------------------
Australia--1.0%
New South Wales Treasury Corp. Gtd. Bonds, 8%, 12/1/01AUD                         71,910,000       51,683,862
-------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts.,
8%, 5/14/03AUD                                                                    45,920,000       33,569,409
                                                                                               --------------
                                                                                                   85,253,271

-------------------------------------------------------------------------------------------------------------
Brazil--2.6%
Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99ITL                         15,600,000,000        8,975,129
-------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts.,
11.50%, 12/9/99(5)(6)                                                                500,000          513,750
-------------------------------------------------------------------------------------------------------------
Banco Estado Minas Gerais:
8.25%, 2/10/00(5)                                                                 11,800,000       11,549,250
8.25%, 2/10/00(5)                                                                  2,000,000        1,957,500
-------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds:
10.125%, 5/15/27                                                                     260,000          258,375
Series RG, 6.75%, 4/15/12(6)                                                      38,720,000       31,072,800
-------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                   206,244,527      173,825,466
                                                                                               --------------
                                                                                                  228,152,270

-------------------------------------------------------------------------------------------------------------
Bulgaria--0.2%
Bulgaria (Republic of) Front-Loaded Interest Reduction
Bearer Bonds, Tranche A, 2.63%, 7/28/12(11)                                       22,620,000       15,155,400
-------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 6.563%, 7/28/11(6)                  6,800,000        5,346,500
                                                                                               --------------
                                                                                                   20,501,900

-------------------------------------------------------------------------------------------------------------
Canada--0.8%
Canada (Government of) Bonds:
9.75%, 6/1/01CAD                                                                  36,655,000       29,248,378
Series A-33, 11.50%, 9/1/00CAD                                                    50,175,000       40,437,635
                                                                                               --------------
                                                                                                   69,686,013

-------------------------------------------------------------------------------------------------------------
Colombia--0.0%
Financiera Energetica Nacional SA Eurobonds, 9.375%, 6/15/06(7)                    3,650,000        3,796,000


                      17 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Ecuador--0.2%
Ecuador (Republic of) Disc. Bonds, 6.625%, 2/28/25(6)                         $    2,505,000   $    1,847,438
-------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Past Due Interest Bonds, 6.625%, 2/27/15(6)                 27,071,232       17,596,301
                                                                                               --------------
                                                                                                   19,443,739

-------------------------------------------------------------------------------------------------------------
Germany--2.3%
Germany (Republic of) Bonds:
Series 94, 6.25%, 1/4/24DEM                                                      103,760,000       62,166,106
Series 95, 6.875%, 5/12/05DEM                                                      1,000,000          606,974
Series 97, 6.50%, 7/4/27DEM                                                       65,275,000       40,435,594
Series 98, 5.25%, 1/4/08DEM                                                      165,640,000       91,779,545
                                                                                               --------------
                                                                                                  194,988,219

-------------------------------------------------------------------------------------------------------------
Great Britain--1.3%
United Kingdom Treasury Bonds:
9%, 10/13/08GBP                                                                   43,040,000       89,102,531
9%, 8/6/12GBP                                                                      9,375,000       20,266,930
                                                                                               --------------
                                                                                                  109,369,461

-------------------------------------------------------------------------------------------------------------
Hungary--0.4%
Hungary (Government of) Bonds:
Series 98-I, 23.50%, 5/17/98HUF                                                3,536,000,000       16,653,042
Series 98-J, 23.50%, 7/25/98HUF                                                1,000,000,000        4,744,522
Series 99-G, 16.50%, 7/24/99HUF                                                1,946,000,000        9,005,667
                                                                                               --------------
                                                                                                   30,403,231

-------------------------------------------------------------------------------------------------------------
Indonesia--0.0%
Perusahaan Listr, 17%, 8/21/01(5)IDR                                           9,000,000,000          697,110
-------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Sr. Nts., 7.625%, 2/15/07                                 4,365,000        3,025,582
-------------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon,
9/3/98(5)(12)IDR                                                              25,000,000,000          289,017
                                                                                               --------------
                                                                                                    4,011,709

-------------------------------------------------------------------------------------------------------------
Italy--1.0%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
8.50%, 1/1/04ITL                                                              69,615,000,000       44,945,530
9%, 10/1/03ITL                                                                57,770,000,000       37,887,510
10.50%, 4/1/05ITL                                                              7,305,000,000        5,279,769
                                                                                               --------------
                                                                                                   88,112,809

-------------------------------------------------------------------------------------------------------------
Ivory Coast--0.1%
Ivory Coast (Government of) Past Due Interest Bonds,
2%, 12/29/49(4)(11)                                                               22,506,000        9,758,461


                      18 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Jordan--0.0%
Hashemite (Kingdom of Jordan) Bonds, Series DEF,
5%, 12/23/23(11)                                                              $    5,000,000   $    3,481,250
-------------------------------------------------------------------------------------------------------------
Mexico--2.0%
Bonos de la Tesoreria de la Federacion, Zero Coupon,
19.60%, 7/30/98(10)MXP                                                           104,900,000       11,530,706
-------------------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(7)                              8,000,000        8,380,000
-------------------------------------------------------------------------------------------------------------
Mexican Williams Bonds, 6.75%, 11/15/08(5)(6)                                      1,500,000        1,305,000
-------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03DEM                                                               19,525,000       11,956,751
11.375%, 9/15/16                                                                  32,625,000       38,497,500
11.50%, 5/15/26                                                                   12,135,000       14,804,700
16.50%, 9/1/08(5)GBP                                                               2,445,000        6,182,545
-------------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series B, 6.25%, 12/31/19                                                         33,900,000       28,815,000
Series W-A, 6.25%, 12/31/19                                                        9,750,000        8,287,500
Series W-B, 6.25%, 12/31/19                                                       29,150,000       24,777,500
-------------------------------------------------------------------------------------------------------------
United Mexican States Nacional Financiera SNC Nts.,
13.60%, 4/2/98ESP                                                              1,773,000,000       11,320,481
-------------------------------------------------------------------------------------------------------------
United Mexican States Petroleos Mexicanos Gtd
Unsec. Unsub. Nts., 7.875%, 3/2/99CAD                                              5,600,000        3,969,750
                                                                                               --------------
                                                                                                  169,827,433

-------------------------------------------------------------------------------------------------------------
Norway--0.4%
Norway (Government of) Bonds, 9.50%, 10/31/02NOK                                 221,300,000       34,344,329
-------------------------------------------------------------------------------------------------------------
Panama--0.1%
Panama (Government of) Past Due Interest Debs.,
6.563%, 7/17/16(6)                                                                10,133,491        8,638,801
-------------------------------------------------------------------------------------------------------------
Peru--0.2%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(6)                                                                  21,020,000       13,268,875
-------------------------------------------------------------------------------------------------------------
Peru (Republic of) Past Due Interest Bonds, Series 20 yr.,
4%, 3/7/17(6)                                                                      9,680,000        6,648,950
                                                                                               --------------
                                                                                                   19,917,825

-------------------------------------------------------------------------------------------------------------
Philippines--0.1%
Philippines (Republic of) Par Bonds, Series B,
6.50%, 12/1/17(5)(11)                                                              4,865,000        4,354,175


                      19 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Poland--1.0%
Poland (Republic of) Bonds:
14%, 2/12/00PLZ                                                                   77,840,000   $   19,896,530
15%, 6/12/99PLZ                                                                    9,500,000        2,538,052
16%, 2/12/99PLZ                                                                  115,052,000       31,529,033
16%, 6/12/98PLZ                                                                   14,900,000        4,228,856
Series 5 yr., 12%, 2/12/02PLZ                                                     34,200,000        7,908,819
-------------------------------------------------------------------------------------------------------------
Poland (Republic of) Past Due Interest Bonds, 4%, 10/27/14(11)                    19,460,000       17,514,000
                                                                                               --------------
                                                                                                   83,615,290

-------------------------------------------------------------------------------------------------------------
Russia--1.5%
City of St. Petersburg Sr. Unsub. Nts., 9.50%, 6/18/02(7)                          9,770,000        9,232,650
-------------------------------------------------------------------------------------------------------------
Ministry of Finance (Russian Government) Unsec. Unsub. Bonds,
10%, 6/26/07(7)                                                                   14,600,000       14,016,000
-------------------------------------------------------------------------------------------------------------
Russia (Government of) Bonds:
18.29%, 4/28/99RUR                                                                63,030,000       10,205,218
22%, 4/28/99RUR                                                                   62,960,000       10,148,454
29.80%, 7/14/99RUR                                                                57,402,000        9,235,622
Series 2, 29.80%, 7/14/99RUR                                                      28,564,000        4,595,768
Series 3, 18.29%, 4/28/99RUR                                                      31,475,000        5,100,778
-------------------------------------------------------------------------------------------------------------
Russia (Government of) Principal Loans Debs., 3.249%,
12/29/49(5)(6)                                                                    77,820,000       49,512,975
-------------------------------------------------------------------------------------------------------------
SBS Agro Finance BV Bonds, 10.25%, 7/21/00                                        14,961,000       13,614,510
                                                                                               --------------
                                                                                                  125,661,975

-------------------------------------------------------------------------------------------------------------
South Africa--0.5%
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05ZAR                                                      174,418,290       33,189,837
Series 175, 9%, 10/15/02ZAR                                                       36,796,530        6,348,907
                                                                                               --------------
                                                                                                   39,538,744

-------------------------------------------------------------------------------------------------------------
Sweden--0.2%
Sweden (Kingdom of) Bonds, Series 1037, 8%, 8/15/07SEK                           130,200,000       19,500,683
-------------------------------------------------------------------------------------------------------------
Turkey--0.1%
Export Credit Bank of Turkey Bonds, 8.125%, 8/18/00(5)(6)                            250,000          241,563
-------------------------------------------------------------------------------------------------------------
Turkey (Republic of) Treasury Bills:
Zero Coupon, 98.43%, 5/13/98(10)TRL                                        2,385,575,000,000        8,522,288
Zero Coupon, 92.09%, 5/20/98(10)TRL                                          138,590,000,000          508,012
                                                                                               --------------
                                                                                                    9,271,863


                      20 Oppenheimer Strategic Income Fund

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Venezuela--1.0%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                 $   42,775,000   $   39,139,125
-------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Banco Venezuela TCI,
Zero Coupon, 6.13%, 12/13/98(5)(10)                                                1,977,034        1,799,101
-------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL,
6.813%, 12/18/07(6)                                                               29,523,809       26,977,381
-------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds:
Series A, 6.906%, 12/18/05(6)                                                      7,529,411        6,865,882
Series B, 6.906%, 12/18/05(6)                                                     11,294,117       10,298,824
Series P, 6.812%, 12/18/05(6)                                                      3,058,835        2,804,091
                                                                                               --------------
                                                                                                   87,884,404
                                                                                               --------------
Total Foreign Government Obligations (Cost $1,720,516,418)                                      1,709,774,996

=============================================================================================================
Loan Participations--0.4%
-------------------------------------------------------------------------------------------------------------
GS Moskovskaya, 19% Nts., 6/12/98(5)                                              10,675,000       10,474,844
-------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche A, 6.563%, 10/16/00(5)(6)                                                    768,807          730,367
-------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.656%, 1/1/09(5)(6)                                                   29,080,000       26,244,700
-------------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 2, Loan Participation
Agreement, Tranche A, 6.75%, 3/20/99(5)(6)                                           304,671          277,251
                                                                                               --------------
Total Loan Participations (Cost $37,145,288)                                                       37,727,162

=============================================================================================================
Corporate Bonds and Notes--35.9%
-------------------------------------------------------------------------------------------------------------
Basic Industry--2.7%
-------------------------------------------------------------------------------------------------------------
Chemicals--0.8%
ClimaChem, Inc., 10.75% Gtd. Sr. Unsec. Nts., 12/1/07(7)                           2,500,000        2,656,250
-------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.75% Gtd. Sr. Sub.
Nts., 10/15/03                                                                     1,600,000        1,708,000
-------------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                                2,200,000        2,310,000
-------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                          3,415,000        3,389,387
-------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                9,560,000       10,611,600
-------------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Gtd. Nts., 10/15/07                              4,600,000        4,640,250
-------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                        5,795,000        5,954,362
-------------------------------------------------------------------------------------------------------------
Polytama International Finance BV, 11.25% Gtd. Sec. Nts., 6/15/07                  7,170,000        3,889,725
-------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                            3,500,000        3,640,220
-------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(7)                8,615,000        9,045,750
-------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                       2,730,000        2,791,425
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                              18,325,000       19,058,000
                                                                                               --------------
                                                                                                   69,694,969


                      21 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Containers--0.1%
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(5)                $    4,375,000   $    4,856,250
-------------------------------------------------------------------------------------------------------------
Metals/Mining--0.3%
Centaur Mining & Exploration Ltd., 11% Gtd. Sr. Nts., 12/1/07(7)                   7,025,000        7,306,000
-------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08(7)            2,000,000        2,085,000
-------------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07(7)                                         12,015,000       12,615,750
                                                                                               --------------
                                                                                                   22,006,750

-------------------------------------------------------------------------------------------------------------
Paper--1.0%
Domtar, Inc., 10.85% Debs., 8/5/17CAD                                              1,700,000        1,620,973
-------------------------------------------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A., Inc., 8.05% Debs., 6/15/03NZD                   4,755,000        2,501,331
-------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05NZD                                               4,900,000        2,854,060
14.50% Cv. Sub. Nts., 9/30/00NZD                                                   4,900,000        3,008,391
-------------------------------------------------------------------------------------------------------------
Florida Coast Paper Co. LLC, 12.75% First Mtg. Nts., 6/1/03                        2,950,000        3,178,625
-------------------------------------------------------------------------------------------------------------
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(5)                                    3,895,000        4,128,700
-------------------------------------------------------------------------------------------------------------
Indah Kiat International Finance Co. BV, 11.375% Gtd. Sec
Nts., 6/15/99                                                                      5,400,000        4,698,000
-------------------------------------------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                       28,375,000       29,368,125
-------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 9.062% First Priority Sr. Sec. Nts.,
7/15/00(6)                                                                         4,000,000        3,980,000
-------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                   12,090,000       12,815,400
10.875% Sr. Sub. Nts., 4/1/08                                                      2,300,000        2,320,125
-------------------------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts., 7/20/15              2,248,669        2,360,003
-------------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                               5,250,000        5,886,562
-------------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                 3,850,000        4,023,250
                                                                                               --------------
                                                                                                   82,743,545

-------------------------------------------------------------------------------------------------------------
Steel--0.5%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                         19,110,000       20,543,250
-------------------------------------------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                               8,850,000       10,575,750
-------------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                               7,600,000        8,398,000
-------------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07(7)            5,700,000        5,913,750
                                                                                               --------------
                                                                                                   45,430,750


                      22 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Consumer Related--5.0%
-------------------------------------------------------------------------------------------------------------
Consumer Products--1.0%
Chattem, Inc., 8.875% Sr. Sub. Nts., 4/1/08(7)                                $    2,100,000   $    2,134,125
-------------------------------------------------------------------------------------------------------------
Coleman Escrow Corp., Zero Coupon Sr. First Priority Disc. Nts.,
10.96%, 5/15/01(10)                                                               12,535,000       10,028,000
-------------------------------------------------------------------------------------------------------------
Holmes Products Corp., 9.875% Gtd. Nts., 11/15/07(7)                               6,110,000        6,354,400
-------------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02(13)             10,400,000       11,336,000
-------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04(14)             6,310,000        5,268,850
-------------------------------------------------------------------------------------------------------------
Indorayon International Finance Co. BV, 10% Gtd. Unsec
Unsub. Nts., 3/29/01(5)                                                            1,850,000        1,147,000
-------------------------------------------------------------------------------------------------------------
MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99(5)                      2,094,000        2,112,322
-------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Nts., 2/1/08(7)                        14,500,000       14,717,500
-------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
10.787%, 3/15/01(10)                                                              17,445,000       13,367,231
-------------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                    3,226,000        3,645,380
-------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                         4,705,000        5,521,129
-------------------------------------------------------------------------------------------------------------
Vitro SA, Units, 13% Nts., 12/7/99(6)(15)MXP                                      21,374,000        5,710,348
-------------------------------------------------------------------------------------------------------------
Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                              6,300,000        6,583,500
                                                                                               --------------
                                                                                                   87,925,785

-------------------------------------------------------------------------------------------------------------
Food/Beverages/Tobacco--0.4%
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., 12/15/07(7)(14)                    10,200,000        6,783,000
-------------------------------------------------------------------------------------------------------------
Doane Products Co., 10.625% Sr. Nts., 3/1/06(5)                                    3,000,000        3,262,500
-------------------------------------------------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr. Sub. Nts., 1/15/08(7)                          1,500,000        1,507,500
-------------------------------------------------------------------------------------------------------------
Gorges/Quick-to-Fix Foods, Inc., 11.50% Sr. Sub. Nts., Series B, 12/1/06             900,000          954,000
-------------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., 2/1/05(7)                               2,110,000        2,152,200
-------------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Sub. Nts., 3/15/10(7)                                   2,650,000        2,749,375
-------------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Sub. Nts., 2/15/08(7)                           2,800,000        2,800,000
-------------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sub. Nts., 11/15/07(7)              11,600,000       12,238,000
-------------------------------------------------------------------------------------------------------------
Stroh Brewery Co., 11.10% Sr. Sub. Nts., 7/1/06(5)                                   123,000           89,175
-------------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07                            3,000,000        3,195,000
                                                                                               --------------
                                                                                                   35,730,750

-------------------------------------------------------------------------------------------------------------
Healthcare--0.6%
Fresenius Medical Care Capital Trust II, 7.875% Gtd. Nts., 2/1/08(7)              13,575,000       13,541,062
-------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 7.375% Gtd. Nts., 2/1/08(7)DEM           7,290,000        4,033,111
-------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                                                        605,000          656,425
9.50% Sr. Sub. Nts., 9/15/07                                                       8,095,000        8,641,412
-------------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Sub. Nts., 11/1/07                              4,565,000        4,724,775
-------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08(7)                       6,145,000        6,206,450
-------------------------------------------------------------------------------------------------------------
Pharmerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08(7)                                  1,965,000        1,974,825
-------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)                        10,560,000       11,035,200
                                                                                               --------------
                                                                                                   50,813,260


                      23 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Hotel/Gaming--2.2%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(7)(14)                   $    2,150,000   $    1,295,375
-------------------------------------------------------------------------------------------------------------
Apoca, Inc., 9.25% Sr. Sub. Nts., 3/15/08(7)                                       2,550,000        2,569,125
-------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00(5)(16)            5,775,000        3,392,813
-------------------------------------------------------------------------------------------------------------
Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                         3,725,000        4,297,719
-------------------------------------------------------------------------------------------------------------
Boyd Gaming Corp., 9.25% Gtd. Sr. Unsec. Nts., 10/1/03                             3,655,000        3,910,850
-------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(16)                33,500               --
-------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
11/15/00(5)(16)                                                                    2,100,000          367,500
-------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                    7,725,000        8,014,687
-------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                      5,125,000        5,714,375
-------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03            5,300,000        6,174,500
-------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                        17,360,000       18,792,200
-------------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02(5)                                  2,500,000        2,609,375
-------------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(7)                              7,960,000        8,119,200
-------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                         450,000          501,750
-------------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                  5,900,000        6,209,750
-------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                                    21,450,000       22,629,750
-------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                               13,350,000       14,468,062
-------------------------------------------------------------------------------------------------------------
Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03                      3,400,000        3,689,000
-------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec
Nts., Series B, 11/15/02                                                          12,350,000       15,808,000
-------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                                     3,230,000        3,528,775
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                                 11,170,000       12,063,600
-------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                             100,000           98,500
-------------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                           9,850,000       11,647,625
-------------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07                              9,450,000        9,544,500
-------------------------------------------------------------------------------------------------------------
Station Casinos, Inc.:
10.125% Sr. Sub. Nts., 3/15/06                                                     4,675,000        5,247,687
9.625% Sr. Sub. Nts., 6/1/03                                                         900,000          936,000
-------------------------------------------------------------------------------------------------------------
Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
11.25% First Mtg. Nts., 5/1/06                                                     3,350,000        3,458,875
-------------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc.:
12.25% Mtg. Nts., 11/15/04(7)                                                      8,425,000        8,783,062
10% Sr. Sub. Nts., 11/15/05(7)                                                    10,050,000        9,497,250
                                                                                               --------------
                                                                                                  193,369,905


                      24 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Leisure--0.3%
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(7)                                 $   10,800,000   $   10,584,000
-------------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(4)(14)                                               5,000,000        3,181,250
9.25% Sr. Nts., 4/1/06                                                             3,855,000        3,936,919
-------------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.75% Sr. Nts., 4/1/06                              5,720,000        5,827,250
                                                                                               --------------
                                                                                                   23,529,419

-------------------------------------------------------------------------------------------------------------
Restaurants--0.4%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                          7,600,000        8,132,000
-------------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                            4,000,000        4,240,000
-------------------------------------------------------------------------------------------------------------
Family Restaurants, Inc., 10.875% Sr. Sub. Disc. Nts., 2/1/04                      4,000,000        2,940,000
-------------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                                                             4,645,000        4,749,512
9.75% Sr. Sub. Nts., 6/1/02                                                       14,000,000       14,490,000
                                                                                               --------------
                                                                                                   34,551,512

-------------------------------------------------------------------------------------------------------------
Textile/Apparel--0.1%
Galey & Lord, Inc., 9.125% Sr. Sub. Nts., 3/1/08(7)                                2,940,000        2,991,450
-------------------------------------------------------------------------------------------------------------
PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                                 4,025,000        3,028,812
-------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,
9.39%, 7/14/98(5)(10)                                                             11,350,000        2,270,000
-------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                       2,890,000        3,121,200
                                                                                               --------------
                                                                                                   11,411,462

-------------------------------------------------------------------------------------------------------------
Energy--2.1%
-------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                               14,585,000       14,803,775
-------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
8.50% Sr. Nts., 3/15/12                                                            3,000,000        2,902,500
9.125% Sr. Unsec. Nts., 4/15/06                                                    1,491,000        1,505,910
-------------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc.:
8.375% Sr. Nts., 11/15/07                                                          3,125,000        3,164,062
8.875% Sr. Sub. Nts., 11/15/07                                                    10,075,000       10,251,312
-------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                               3,600,000        3,978,000
-------------------------------------------------------------------------------------------------------------
Dailey International, Inc., 9.50% Sr. Unsec. Nts., 2/15/08(7)                      3,700,000        3,746,250
-------------------------------------------------------------------------------------------------------------
Denbury Resources, Inc., 9% Sr. Sub. Nts., 3/1/08                                  4,450,000        4,455,562
-------------------------------------------------------------------------------------------------------------
DI Industries, Inc., 8.875% Sr. Nts., 7/1/07                                       5,155,000        5,309,650
-------------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(5)                           1,300,000        1,300,000
-------------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B, 2/15/07                                             4,265,000        4,211,687
9.50% Sr. Sub. Nts., 11/1/06                                                      14,485,000       15,100,612


                      25 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Energy  (continue4d)
Gothic Energy Corp., 12.25% Sr. Nts., Series B, 9/1/04                        $   13,500,000   $   12,757,500
-------------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Nts., 2/15/08(7)                                6,350,000        6,286,500
-------------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                5,590,000        6,023,225
-------------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                             10,395,000        9,979,200
-------------------------------------------------------------------------------------------------------------
Parker Drilling Co.:
9.75% Gtd. Nts., 11/15/06(7)                                                       4,300,000        4,590,250
9.75% Gtd. Sr. Nts., 11/15/06                                                      8,800,000        9,438,000
-------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                       16,220,000       13,422,050
-------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                                   9,680,000       10,091,400
-------------------------------------------------------------------------------------------------------------
Pool Energy Services Co., 8.625% Sr. Sub. Nts., 4/1/08(7)                          2,175,000        2,191,312
-------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                 17,230,000       16,928,475
-------------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                                         1,775,000        1,881,500
-------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                  12,460,000       12,802,650
-------------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/11.375% Sr. Disc. Nts., 2/15/09(7)(14)                                          2,400,000        1,428,000
0%/9.875% Sr. Disc. Nts., 2/15/08(7)(14)                                           8,725,000        5,453,125
                                                                                               --------------
                                                                                                  184,002,507

-------------------------------------------------------------------------------------------------------------
Financial Services--4.2%
-------------------------------------------------------------------------------------------------------------
Banks & Thrifts--2.5%
Banco Bamerindus do Brasil SA, 9% Unsec. Unsub. Bonds,
10/29/98                                                                           3,240,000        3,225,485
-------------------------------------------------------------------------------------------------------------
Banco Nacional de Mexico SA, 11% Sub. Exchangeable
Capital Debs., 7/15/03(5)                                                          9,750,000       10,383,750
-------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                             4,167,000        4,729,545
-------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG, 5% Sec. Nts., Series 661, 7/28/04DEM                   23,855,000       12,980,482
-------------------------------------------------------------------------------------------------------------
Deutsche Pfandbrief & Hypobank, 4.75% Sec. Nts., Series 452,
3/20/03DEM                                                                        96,400,000       52,251,894
-------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03                    7,015,000        7,926,950
-------------------------------------------------------------------------------------------------------------
Hypothekenbank in Essen AG:
4.50% Sec. Nts., Series 478, 5/2/03DEM                                            52,540,000       28,168,695
5.25% Sec. Nts., Series 502, 1/22/08DEM                                           33,860,000       18,512,497
5.50% Sec. Nts., Series 459, 2/20/07DEM                                           33,400,000       18,587,894
-------------------------------------------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau, 5% Bonds, 1/4/09DEM                              24,170,000       13,028,706
-------------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(7)                                    10,000,000       10,900,000
-------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(7)                   4,970,000        2,497,425
-------------------------------------------------------------------------------------------------------------
Westpac Banking Bills, Zero Coupon, 8.77%, 7/31/98(10)NZD                         58,740,000       31,490,176
                                                                                               --------------
                                                                                                  214,683,499


                      26 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Diversified Financial--1.4%
Amresco, Inc.:
9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                    $    4,260,000   $    4,345,200
10% Sr. Sub. Nts., Series 97-A, 3/15/04                                            7,250,000        7,431,250
-------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts.,
7/10/98(5)(12)IDR                                                             27,000,000,000          624,277
-------------------------------------------------------------------------------------------------------------
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                 12,980,000       12,988,112
-------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)                                          320,667          321,470
-------------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., Series B, 9/15/04                           3,560,000        3,390,900
-------------------------------------------------------------------------------------------------------------
Industrial Bank of Japan Preferred Capital Co. (The) LLC,
8.79% Bonds, 12/29/49(6)(7)                                                        6,550,000        6,316,840
-------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27                                  5,350,000        5,965,250
-------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                       9,275,000       10,619,875
-------------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 10.206% Nts., 11/15/07(5)(6)                                   2,400,000        2,448,000
-------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Nts., Series 2, 7/15/98(12)IDR           6,484,800,000          149,938
-------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust:
11.625% Sr. Sec. Nts., Series B, 4/1/02                                           29,700,000       31,556,250
9.75% Sr. Sec. Nts., 4/1/08(7)                                                    10,540,000       10,665,162
-------------------------------------------------------------------------------------------------------------
Southern Pacific Funding Corp., 11.50% Sr. Nts., 11/1/04                          10,025,000        9,924,750
-------------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd. Debs., 1/1/28(7)                                   3,525,000        3,674,812
-------------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27                             2,000,000        2,143,376
-------------------------------------------------------------------------------------------------------------
Wilshire Financial Services Group, Inc., 13% Nts., 1/1/04                          5,440,000        5,875,200
                                                                                               --------------
                                                                                                  118,440,662

-------------------------------------------------------------------------------------------------------------
Insurance--0.3%
Residential Reinsurance, 11.698% Nts., 12/15/98(6)                                20,000,000       20,301,000
-------------------------------------------------------------------------------------------------------------
Terra Nova Insurance (UK) Holdings plc, 10.75% Sr. Nts., 7/1/05                      900,000        1,005,691
-------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                  6,193,000        6,657,475
                                                                                               --------------
                                                                                                   27,964,166

-------------------------------------------------------------------------------------------------------------
Housing Related--0.6%
-------------------------------------------------------------------------------------------------------------
Building Materials--0.1%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B,
12/15/06                                                                           3,400,000        3,544,500
-------------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                       3,430,000        3,550,050
-------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.25% Sr. Nts., Series B, 3/15/07                                    5,100,000        5,316,750
                                                                                               --------------
                                                                                                   12,411,300


                      27 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Homebuilders/Real Estate--0.5%
First Place Tower, Inc., Units (each unit consists of one
$10 principal amount of 8.50% cv. sub. debs., 12/15/15
and 40 common shares)(15)CAD                                                         930,410   $    2,526,990
-------------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Gtd. Sr. Nts., 3/1/04(5)                             2,680,000        2,941,300
-------------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                     8,571,000        8,913,840
-------------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                              13,800,000       13,731,000
-------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                   11,450,000       11,879,375
                                                                                               --------------
                                                                                                   39,992,505

-------------------------------------------------------------------------------------------------------------
Manufacturing--3.1%
-------------------------------------------------------------------------------------------------------------
Aerospace--1.3%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                              22,273,000       24,444,617
-------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                              7,800,000        8,385,000
-------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                            8,183,000        8,796,725
12.25% Pass-Through Certificates, 12/1/02(5)                                      13,575,000       15,204,000
-------------------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts., Series 1997-1, 1/1/01(5)                                        7,500,000        7,650,000
-------------------------------------------------------------------------------------------------------------
GPA Delaware, Inc., 9.75%, 12/10/01(5)                                             2,000,000        2,145,000
-------------------------------------------------------------------------------------------------------------
Greater Toronto Airport, 5.40% Debs., 12/3/02CAD                                  10,005,000        7,033,533
-------------------------------------------------------------------------------------------------------------
Kitty Hawk, Inc., 9.95% Sr. Sec. Nts., 11/15/04(7)                                 2,520,000        2,608,200
-------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp., 12.092% Gtd. Sr. Nts., 12/31/00(5)                         920,214          929,417
-------------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. B, 6/15/04(5)                                                                  4,355,775        4,500,387
-------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07            11,825,000       12,460,594
-------------------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(5)                         3,302,034        3,549,687
-------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                        14,545,000       15,344,975
                                                                                               --------------
                                                                                                  113,052,135

-------------------------------------------------------------------------------------------------------------
Automotive--0.8%
Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04                  3,700,000        4,107,000
-------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                4,775,000        4,966,000
-------------------------------------------------------------------------------------------------------------
Chrysler Financial Corp., 13.25% Nts., 10/15/99                                    4,500,000        4,972,351
-------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                 11,500,000       12,995,000
-------------------------------------------------------------------------------------------------------------
Delco Remy International, Inc., 8.625% Sr. Nts., 12/15/07                          1,600,000        1,660,000
-------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
9.125% Sr. Sub. Nts., 7/15/07                                                      6,550,000        6,959,375
11% Sr. Sub. Nts., 7/15/06                                                         6,690,000        7,618,237
-------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                        4,335,000        4,638,450
-------------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                               2,825,000        3,132,219
-------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07                    14,250,000       15,140,625
                                                                                               --------------
                                                                                                   66,189,257


                      28 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Capital Goods--1.0%
Burke Industries, Inc., 10% Sr. Nts., 8/15/07                                 $    3,475,000   $    3,692,187
-------------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                           8,700,000        9,700,500
12.50% Debs., Series B, 7/15/07(17)                                                5,411,593        5,790,405
-------------------------------------------------------------------------------------------------------------
Columbus McKinnon Corp., 8.50% Sr. Sub. Nts., 4/1/08(7)                            1,870,000        1,884,025
-------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                  12,553,000       14,184,890
-------------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Sub. Nts., 3/1/08(7)                     3,600,000        3,681,000
-------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                 6,300,000        6,552,000
-------------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Unsec. Sub. Nts., 8/15/07(7)                             8,650,000        9,125,750
-------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05             7,835,000        8,736,025
-------------------------------------------------------------------------------------------------------------
Paragon Corp. Holdings, Inc., 9.625% Sr. Nts., 4/1/08(7)                           3,500,000        3,473,750
-------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                      4,550,000        4,720,625
-------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts.,
Series B, 6/15/07(5)                                                               6,400,000        6,656,000
-------------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Sub. Nts., 4/1/08(7)                                       2,850,000        2,871,375
-------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                       2,170,000        2,256,800
-------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(5)                              5,000,000        5,250,000
                                                                                               --------------
                                                                                                   88,575,332

-------------------------------------------------------------------------------------------------------------
Media--4.3%
-------------------------------------------------------------------------------------------------------------
Broadcasting--1.3%
Allbritton Communications Co., 8.875% Sr. Sub. Nts., 2/1/08(7)                     2,375,000        2,404,687
-------------------------------------------------------------------------------------------------------------
Azteca Holdings SA, 11% Sr. Sec. Nts., 6/15/02                                     5,730,000        6,002,175
-------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                   9,825,000       10,414,500
-------------------------------------------------------------------------------------------------------------
Chancellor Radio Broadcasting Co.:
8.125% Sr. Sub. Nts., 12/15/07(7)                                                 10,000,000       10,225,000
8.75% Sr. Sub. Nts., 6/15/07                                                       7,400,000        7,770,000
-------------------------------------------------------------------------------------------------------------
Jacor Communications Co.:
8% Sr. Sub. Nts., 2/15/10                                                          4,000,000        4,040,000
8.75% Gtd. Sr. Sub. Nts., Series B, 6/15/07                                        4,130,000        4,315,850
-------------------------------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                          2,000,000        2,102,406
-------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                        8,425,000        9,120,062
-------------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(11)                           3,000,000        3,056,250
-------------------------------------------------------------------------------------------------------------
SCI Television, Inc., 11% Sr. Sec. Nts., 6/30/05(5)                                2,153,155        2,204,508
-------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
9% Gtd. Sr. Sub. Nts., 7/15/07                                                    14,800,000       15,521,500
8.75% Sr. Sub. Nts., 12/15/07                                                      8,675,000        8,978,625
10% Sr. Sub. Nts., 9/30/05                                                           725,000          785,719
-------------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                              2,400,000        2,634,000
12.50% Sr. Nts., 6/15/02                                                           1,000,000        1,145,000


                      29 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Broadcasting (continued)
TV Azteca SA de CV:
10.125% Gtd. Sr. Nts., Series A, 2/15/04                                      $    3,300,000   $    3,493,875
10.50% Gtd. Sr. Nts., Series B, 2/15/07                                            5,150,000        5,452,563
-------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                     13,125,000       13,453,125
9% Sr. Sub. Nts., Series B, 1/15/06                                                  825,000          853,875
                                                                                               --------------
                                                                                                  113,973,720

-------------------------------------------------------------------------------------------------------------
Cable Television--1.9%
Adelphia Communications Corp.:
8.375% Sr. Nts., 2/1/08                                                            7,150,000        7,203,625
9.25% Sr. Nts., 10/1/02                                                            7,175,000        7,479,938
9.875% Sr. Nts., Series B, 3/1/07                                                  2,000,000        2,175,000
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                          6,040,000        6,628,900
-------------------------------------------------------------------------------------------------------------
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(14)                  3,744,080          730,096
-------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc.:
9.875% Sr. Sub. Debs., 4/1/23                                                      1,350,000        1,501,875
9.875% Sr. Sub. Debs., 2/15/13                                                     2,620,000        2,914,750
9.875% Sr. Sub. Nts., 5/15/06                                                      2,215,000        2,436,500
10.50% Sr. Sub. Debs., 5/15/16                                                     7,950,000        9,381,000
-------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts.,
6/1/04(14)                                                                         2,525,000        2,442,938
-------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02                                      17,610,000       20,031,375
-------------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(5)                                                7,190,530        7,118,625
-------------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(5)                                               6,819,987        6,751,787
-------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec
Disc. Nts., 3/15/04(14)                                                           18,110,000       16,661,200
-------------------------------------------------------------------------------------------------------------
Fundy Cable Ltd./Ltee, 11% Sr. Sec. Second Priority Nts., 11/15/05(5)              3,400,000        3,782,500
-------------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(6)                                                              11,649,000       12,610,043
-------------------------------------------------------------------------------------------------------------
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
 0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(14)                         1,900,000        1,816,875
-------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                      14,065,000       15,612,150
-------------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07              4,350,000        4,817,625
-------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07CAD                           20,000,000       13,851,476
-------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.:
0%/12.25% Sr. Sub. Disc. Nts., 2/15/07(7)(14)                                      6,185,000        4,391,350
10.875% Sr. Sub. Nts., 2/15/07(7)                                                  5,790,000        6,195,300
-------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                      2,900,000        3,204,938
-------------------------------------------------------------------------------------------------------------
United International Holdings, Inc.:
0%/10.75% Sr. Disc. Nts., 2/15/08(7)(14)                                           5,395,000        3,412,338
0%/14% Sr. Disc. Nts., Series B, 5/15/06(14)                                       4,700,000        3,266,500
                                                                                               --------------
                                                                                                  166,418,704


                      30 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Diversified Media--0.8%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts.,
Series A, 10/1/03                                                             $    9,050,000   $    9,570,375
-------------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 10.50% Sr. Sub. Nts., Series B, 1/15/07                    3,870,000        4,353,750
-------------------------------------------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(7)                                     787,610          768,613
-------------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07                            2,075,000        2,261,750
-------------------------------------------------------------------------------------------------------------
IPC Magazines Group plc, 9.675% Bonds, 3/15/08(7)GBP                              10,525,000       17,581,118
-------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                      4,250,000        4,430,625
9.625% Sr. Sub. Nts., 12/1/06                                                      8,575,000        9,346,750
-------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Debs., 3/15/23                        8,209,000        9,368,480
-------------------------------------------------------------------------------------------------------------
Time Warner, Inc.:
9.125% Debs., 1/15/13                                                              2,000,000        2,396,728
9.15% Debs., 2/1/23                                                                9,000,000       11,090,034
                                                                                               --------------
                                                                                                   71,168,223

-------------------------------------------------------------------------------------------------------------
Entertainment/Film--0.3%
Ascent Entertainment Group, Inc., 0%/11.875% Sr. Sec. Disc
Nts., 12/15/04(14)                                                                 2,465,000        1,466,675
-------------------------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01                                                  13,780,000       14,469,000
-------------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Sub. Nts., 2/1/08(7)                          10,050,000        9,999,750
                                                                                               --------------
                                                                                                   25,935,425

-------------------------------------------------------------------------------------------------------------
Publishing/Printing--0.0%
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub.
Nts., 3/15/07                                                                      2,700,000        2,875,500
-------------------------------------------------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub. Nts., 5/15/07                                        578,000          619,905
                                                                                               --------------
                                                                                                    3,495,405

-------------------------------------------------------------------------------------------------------------
Other--1.1%
-------------------------------------------------------------------------------------------------------------
Conglomerates--0.1%
Cia Latino Americana de Infraestructura & Servicios SA-CLISA,
11.625% Gtd. Sr. Nts., 6/1/04(5)                                                     650,000          676,000
-------------------------------------------------------------------------------------------------------------
Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(7)(16)                   6,000,000        1,815,000
-------------------------------------------------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(14)                      1,075,000        1,101,875
-------------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Gtd. Sr. Sec. Sub. Nts.,
Series B, 12/30/99                                                                 4,870,000        4,833,475
                                                                                               --------------
                                                                                                    8,426,350

-------------------------------------------------------------------------------------------------------------
Environmental--0.1%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts., 6/1/07(14)                4,150,000        3,071,000
-------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06                    3,435,000        3,838,613
                                                                                               --------------
                                                                                                    6,909,613


                      31 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Services--0.9%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03                                                  $   10,660,000   $   10,819,900
9.625% Sr. Sub. Nts., 3/15/07                                                      1,450,000        1,529,750
-------------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(14)                                 6,650,000        5,436,375
-------------------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., 12/1/07(7)                                 2,920,000        3,124,400
-------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Sub. Nts., 2/1/08(7)                13,660,000       13,933,200
-------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                    6,850,000        7,038,375
-------------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Gtd. Unsec. Nts., Series B, 11/1/07                 1,900,000        1,966,500
-------------------------------------------------------------------------------------------------------------
Neodata Services, Inc., 12% Sr. Deferred Coupon Nts., Series B, 5/1/03             4,475,000        4,900,125
-------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(14)                                             5,600,000        6,300,000
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                             11,090,000       14,597,213
-------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Units (each unit consists of $1,000 principal amount of 0%/12.75% sr. disc. nts., 3/15/08 and one
warrant to purchase two shares of cl. C common stock)(7)(14)(15)                   2,100,000        1,181,250
-------------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                         3,304,000        3,832,640
                                                                                               --------------
                                                                                                   74,659,728

-------------------------------------------------------------------------------------------------------------
Retail--0.9%
-------------------------------------------------------------------------------------------------------------
Specialty Retailing--0.3%
Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B, 9/1/03(5)           3,000,000        3,195,000
-------------------------------------------------------------------------------------------------------------
Central Termica Guemes, 12% Bonds, 11/26/01(7)                                     6,025,000        6,025,000
-------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                           6,600,000        7,161,000
-------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(5)                             5,185,000        5,444,250
-------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                 3,450,000        3,553,500
                                                                                               --------------
                                                                                                   25,378,750

-------------------------------------------------------------------------------------------------------------
Supermarkets--0.6%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                            6,150,000        6,549,750
10.625% Sr. Sub. Nts., Series B, 7/31/07                                          18,700,000       20,009,000
-------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07              14,970,000       15,980,475
-------------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                             3,225,000        3,442,688
-------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts., 7/1/04                    7,225,000        7,586,250
                                                                                               --------------
                                                                                                   53,568,163


                      32 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Technology--9.9%
-------------------------------------------------------------------------------------------------------------
Information Technology--5.7%
American Mobile Radio Corp., Units (each unit consists of
$1,000 principal amount of 12.75% sr. nts., 12/15/07 and one
warrant to purchase 3.75749 shares of common stock)(7)(15)                    $    4,950,000   $    5,172,750
-------------------------------------------------------------------------------------------------------------
Amphenol Corp., 9.875% Sr. Sub. Nts., 5/15/07                                      2,150,000        2,327,375
-------------------------------------------------------------------------------------------------------------
Celcaribe SA, 13.50% Sr. Sec. Nts., 3/15/04(5)                                    12,750,000       13,196,250
-------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(14)                    21,373,000       11,434,555
-------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.:
0%/9.50% Bonds, 4/1/05(7)(14)XEU                                                  29,825,000       21,703,735
6% Cv. Sub. Nts., 4/1/05(7)                                                        2,200,000        2,832,500
-------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(14)              4,745,000        3,950,213
-------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon
Bonds, 11/15/03(14)                                                               16,359,000       12,841,815
-------------------------------------------------------------------------------------------------------------
Concentic Network Corp., Units (each unit consists of $1,000 principal amount of 12.75% sr. nts., 12/15/07 and one warrant
to purchase 6.34 shares of common stock)(7)(15)                                    4,650,000        5,521,875
-------------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., Units (each unit consists of
$1,000 principal amount of 0%/13.50% sr. disc. nts., 3/15/08 and
one warrant to purchase 6.4792 common shares)(7)(14)(15)                          20,800,000       11,024,000
-------------------------------------------------------------------------------------------------------------
Crown Castle International Corp., 0%/10.625% Sr. Disc. Nts.,
11/15/07(7)(14)                                                                   13,410,000        9,102,038
-------------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., 11/15/05                                         6,150,000        6,472,875
-------------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts., 4/15/04(14)             15,705,000       15,626,475
-------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                        925,000          925,000
-------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                         6,345,000        6,567,075
-------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts., Series B, 7/15/05(14)                                  7,175,000        3,623,375
12% Cv. Sr. Sub. Nts., 2/15/01(5)                                                    625,000          359,375
-------------------------------------------------------------------------------------------------------------
ICG Communications, Inc., 0%/10% Sr. Disc. Nts., 2/15/08(7)(14)                    2,510,000        1,637,775
-------------------------------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.:
11.25% Sr. Nts., 7/15/05(7)                                                       11,510,000       12,258,150
13% Sr. Nts., Series A, 7/15/05                                                    9,185,000       10,310,163
-------------------------------------------------------------------------------------------------------------
Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09                                  9,800,000       10,167,500
-------------------------------------------------------------------------------------------------------------
Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                    7,470,000        7,852,838
-------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., 10/15/07(7)(14)CAD                                     14,545,000        6,443,398
0%/14% Sr. Disc. Nts., Series B, 6/1/06(14)                                        8,875,000        6,645,156
-------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(14)           7,335,000        5,794,650


                      33 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Information Technology  (continued)
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts., 10/31/07(14)                                         $   27,915,000   $   18,179,644
0%/9.95% Sr. Disc. Nts., 2/15/08(7)(14)                                           13,800,000        8,849,250
0%/10.65% Sr. Disc. Nts., 9/15/07(14)                                             26,475,000       17,804,438
0%/11.50% Sr. Disc. Nts., 9/1/03(14)                                              14,105,000       14,316,575
-------------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA, 0%/14% Sr. Disc. Nts.,
Series B, 3/15/04(14)                                                              5,400,000        4,387,500
-------------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                          9,940,000       10,996,125
11.625% Sr. Nts., Series A, 8/15/06                                               10,610,000       11,737,313
-------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                                                             17,830,000       20,905,675
-------------------------------------------------------------------------------------------------------------
Orbital Imaging Corp., Units (each unit consists of $1,000
principal amount of 11.625% sr. nts., 3/1/05 and one warrant
to purchase 8.7516 ordinary shares)(7)(15)                                         3,250,000        3,566,875
-------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(14)                11,975,000        9,400,375
-------------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Disc. Nts., 3/15/08(7)(14)                     8,750,000        5,468,750
-------------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50%
Sr. Disc. Nts., Series A, 8/1/07(7)(14)                                           17,555,000       12,288,500
-------------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07                10,240,000       11,571,200
-------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(14)                                         8,950,000        9,531,750
10.75% Sr. Nts., 11/1/04                                                           6,605,000        7,496,675
14% Sr. Sub. Disc. Nts., 11/15/01                                                 26,967,000       29,798,535
-------------------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one warrant to
purchase six ordinary shares)(7)(14)(15)                                          18,540,000        9,270,000
-------------------------------------------------------------------------------------------------------------
Satelites Mexicanos SA, 10.125% Sr. Nts., 11/1/04(7)                               6,300,000        6,567,750
-------------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts., 3/1/08(7)(14)                    26,275,000       15,567,938
-------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
0%/12.50% Sr. Disc. Nts., 8/15/06(14)                                                610,000          512,400
-------------------------------------------------------------------------------------------------------------
Teletrac, Inc., 14% Sr. Nts., 8/1/07                                               3,275,000        3,193,125
-------------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                          3,190,000        3,309,625
-------------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                            3,800,000        4,398,500
-------------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
9.50% Sr. Nts., 2/1/04                                                             6,520,000        6,308,100
14% Sr. Nts., 11/1/04                                                              9,965,000       11,123,431
-------------------------------------------------------------------------------------------------------------
Verio, Inc., 10.375% Sr. Nts., 4/1/05(7)                                           6,950,000        7,262,750
-------------------------------------------------------------------------------------------------------------
WAM!Net, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.25% sr. disc. nts., 3/1/05 and three warrants to
purchase 6.03 shares of common stock)(7)(14)(15)                                  20,150,000       12,392,250
-------------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                      5,625,000        5,878,125
-------------------------------------------------------------------------------------------------------------
Zilog, Inc., 9.50% Sr. Nts., 3/1/05(7)                                            14,280,000       13,887,300
                                                                                               --------------
                                                                                                  489,761,385


                      34 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Telecommunications/Technology--4.2%
Allegiance Telecom, Inc., Units (each unit consists of $1,000 principal amount of 0%/11.75% sr. disc. nts., 2/15/08 and one
warrant to purchase .003422 shares of common stock)(7)(14)(15)                $    4,720,000   $    2,743,500
-------------------------------------------------------------------------------------------------------------
American Communications Services, Inc.:
0%/12.75% Sr. Disc. Nts., 4/1/06(14)                                                 840,000          680,400
13.75% Sr. Nts., 7/15/07                                                           5,230,000        6,249,850
-------------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/9.27% Sr. Disc. Nts., 8/15/07(14)                                               5,200,000        3,718,000
0%/13.25% Sr. Disc. Nts., 12/1/04(14)                                              7,300,000        6,880,250
8.375% Sr. Nts., 8/15/07CAD                                                        3,790,000        2,770,098
-------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(14)                                         2,625,000        2,100,000
10.125% Sr. Nts., 11/30/07GBP                                                      6,290,000       11,428,569
8.875% Sr. Nts., 11/30/07DEM                                                       4,450,000        2,646,895
Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
7.8 ordinary shares)(14)(15)                                                      17,325,000       16,415,438
-------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(14)                                                                       6,260,000        5,227,100
-------------------------------------------------------------------------------------------------------------
Convergent Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. nts., 4/1/08 and four warrants
to purchase 10.8 shares of common stock)(4)(7)(15)                                 4,600,000        4,634,500
-------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
12/15/05(14)                                                                      27,875,000       22,369,688
-------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(7)                                   2,050,000        2,111,500
-------------------------------------------------------------------------------------------------------------
Facilicom International, 10.50% Sr. Nts., 1/15/08(7)                              13,185,000       13,778,325
-------------------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts.,
2/15/08(7)(14)                                                                    18,895,000       11,100,813
-------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(7)(14)                                                                    1,800,000        1,435,500
-------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(14)                       18,220,000       15,213,700
-------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(14)                                          2,800,000        2,282,000
0%/13.50% Sr. Disc. Nts., 9/15/05(14)                                             10,900,000        9,428,500
-------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(14)                                   14,025,000       10,518,750
8.50% Sr. Nts., 1/15/08                                                           13,675,000       14,392,938
8.875% Sr. Nts., 11/1/07                                                           8,750,000        9,362,500
-------------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Units (each unit consists of $1,000 principal amount of 0%/12.50% sr. disc. nts., 2/15/08 and one
warrant to purchase .21875 ordinary shares)(7)(14)(15)                            18,775,000       11,124,188


                      35 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Telecommunications/Technology  (continued)
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(14)                                          $    2,710,000   $    2,073,150
8.375% Sr. Nts., 3/15/08(7)                                                        1,000,000        1,032,500
9.25% Sr. Nts., 7/15/07                                                            1,725,000        1,858,688
-------------------------------------------------------------------------------------------------------------
Metronet Communications Corp., 0%/10.75% Sr. Disc. Nts., 11/1/07(14)               7,650,000        4,991,625
-------------------------------------------------------------------------------------------------------------
Netia Holdings BV:
0%/11% Gtd. Sr. Disc. Nts., 11/1/07(7)(14)DEM                                      9,750,000        3,604,839
0%/11% Gtd. Sr. Disc. Nts., 11/1/07(14)DEM                                        13,850,000        5,120,720
0%/11.25% Nts., 11/1/07(7)(14)                                                     4,900,000        3,344,250
10.25% Gtd. Sr. Nts., 11/1/07(7)                                                   2,425,000        2,485,625
-------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
9% Sr. Nts., 3/15/08(7)                                                            6,600,000        6,831,000
9.625% Sr. Nts., 10/1/07                                                          15,130,000       16,113,450
-------------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Nts., 4/1/08(7)(14)                                                   6,600,000        4,323,000
0%/10.75% Sr. Unsec. Unsub. Nts., Series REGS, 4/1/08(14)GBP                       7,825,000        8,222,607
0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(14)                                    900,000          882,000
10% Sr. Nts., 2/15/07                                                              7,725,000        8,381,625
-------------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.:
9% Cv. Sub. Nts., 6/1/06(7)                                                        1,500,000        1,860,000
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 6/1/04 and one warrant to purchase
34 ordinary shares)(7)(14)(15)                                                    16,650,000       15,900,750
-------------------------------------------------------------------------------------------------------------
PTC International Finance BV, 0%/10.75% Gtd. Sr. Sub.
Unsec. Bonds, 7/1/07(14)                                                           6,532,000        4,441,760
-------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Disc. Nts., 2/1/08(7)(14)                                            19,355,000       13,742,050
0%/9.47% Sr. Disc. Nts., 10/15/07(14)                                             27,185,000       20,048,938
-------------------------------------------------------------------------------------------------------------
RSL Communications plc:
0%/10% Bonds, 3/15/08(14)DEM                                                       3,650,000        1,219,981
0%/10% Bonds, Series REGS, 3/15/08(7)(14)DEM                                      15,225,000        5,088,825
0%/10.125% Sr. Disc. Nts., 3/1/08(7)(14)                                          13,350,000        8,477,250
-------------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27CAD                                14,580,000       10,073,018
-------------------------------------------------------------------------------------------------------------
Telefonica de Argentina SA, 11.875% Unsec. Nts., 11/1/04                             300,000          348,000
-------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(14)                                                                        17,015,000       14,760,513
-------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(14)                  10,975,000        8,944,625
-------------------------------------------------------------------------------------------------------------
Teligent, Inc., 0%/11.50% Sr. Disc. Nts., 3/1/08(7)(14)                            1,255,000          734,175
-------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr. Nts., 3/1/04(5)                                2,715,000        1,629,000
                                                                                               --------------
                                                                                                  365,146,966


                      36 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Transportation--1.2%
-------------------------------------------------------------------------------------------------------------
Railroads--0.4%
TFM SA de CV, 10.25% Gtd. Sr. Nts., 6/15/07                                   $    5,225,000   $    5,486,250
-------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(14)                                            27,791,000       25,359,288
                                                                                               --------------
                                                                                                   30,845,538

-------------------------------------------------------------------------------------------------------------
Shipping--0.4%
Alpha Shipping plc, 9.50% Sr. Nts., 2/15/08(7)                                     1,715,000        1,646,400
-------------------------------------------------------------------------------------------------------------
Hvide Marine, Inc., 8.375% Sr. Nts., 2/15/08(7)                                    3,280,000        3,214,400
-------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                                  13,175,000       13,965,500
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(15)                 11,325,000       12,938,813
-------------------------------------------------------------------------------------------------------------
Trico Marine Services, Inc., 8.50% Gtd. Sr. Nts., Series C, 8/1/05(7)              2,200,000        2,222,000
                                                                                               --------------
                                                                                                   33,987,113

-------------------------------------------------------------------------------------------------------------
Trucking--0.4%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07                      11,265,000       11,828,250
-------------------------------------------------------------------------------------------------------------
Pycsa Panama SA, 10.28% Sr. Sec. Bonds, 12/15/12(7)                                8,755,000        8,787,831
-------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                   14,556,139       11,117,251
                                                                                               --------------
                                                                                                   31,733,332

-------------------------------------------------------------------------------------------------------------
Utilities--0.8%
-------------------------------------------------------------------------------------------------------------
Electric Utilities--0.8%
C.A. La Electricidad de Caracas, 6.687% Exchange Eurobonds,
9/30/03(5)(6)                                                                      3,000,227        2,700,205
-------------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                           16,665,000       17,977,369
-------------------------------------------------------------------------------------------------------------
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                                                           10,000,000       10,400,000
10.50% Sr. Nts., 5/15/06(5)                                                          595,000          657,475
-------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                     9,300,000       10,660,125
-------------------------------------------------------------------------------------------------------------
First PV Funding Corp.:
10.15% Lease Obligation Bonds, Series 1986B, 1/15/16(5)                            7,396,000        7,839,760
10.30% Lease Obligation Bonds, Series 1986A, 1/15/14(5)                           11,426,000       12,122,986
-------------------------------------------------------------------------------------------------------------
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                                                      6,159,924        5,975,127
9.50% Sr. Sec. Nts., 12/28/08(7)                                                   5,398,172        5,236,227
                                                                                               --------------
                                                                                                   73,569,274

-------------------------------------------------------------------------------------------------------------
Gas Utilities--0.0%
Beaver Valley II Funding Corp., 9% Second Lease Obligation
Bonds, 6/1/17(5)                                                                     956,000        1,070,720
                                                                                               --------------
Total Corporate Bonds and Notes (Cost $3,014,994,901)                                           3,103,424,129


                      37 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                               Market Value
                                                                              Shares           See Note 1
=============================================================================================================
Common Stocks--0.5%
-------------------------------------------------------------------------------------------------------------
Celcaribe SA(5)(18)                                                                1,658,520   $    6,634,080
-------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.(18)                                                        33,200          365,200
-------------------------------------------------------------------------------------------------------------
Coinstar, Inc.(18)                                                                    46,550          424,769
-------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(5)                                                                      525          578,812
-------------------------------------------------------------------------------------------------------------
El Paso Electric Co.(18)                                                             500,506        4,285,583
-------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(5)(18)                                                            68,985          344,925
-------------------------------------------------------------------------------------------------------------
Grand Union Co.(18)                                                                  218,257           88,667
-------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc.(18)                                                     146,400        2,205,150
-------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(18)                                                      824           65,611
-------------------------------------------------------------------------------------------------------------
Ladish Co., Inc.(18)                                                                 134,333        2,065,370
-------------------------------------------------------------------------------------------------------------
Omnipoint Corp.(5)(18)                                                               640,625       17,953,516
-------------------------------------------------------------------------------------------------------------
Optel, Inc.(5)(18)                                                                    11,560              115
-------------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.(18)(19)                                                        394,283        1,971,415
-------------------------------------------------------------------------------------------------------------
Vail Resorts, Inc.(18)                                                               170,000        4,972,500
-------------------------------------------------------------------------------------------------------------
Walter Industries, Inc.(18)                                                          119,583        2,556,087
                                                                                               --------------
Total Common Stocks (Cost $26,313,432)                                                             44,511,800

=============================================================================================================
Preferred Stocks--3.0%
-------------------------------------------------------------------------------------------------------------
American Communications Services, Inc., 12.75% Preferred
Stock(5)(18)                                                                           8,790       10,240,350
-------------------------------------------------------------------------------------------------------------
American Radio Systems Corp., 11.375% Cum. Exchangeable
Preferred, Series B(5)                                                                 9,396        1,111,077
-------------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable Preferred
Stock, Non-Vtg.(5)                                                                   116,536        3,175,606
-------------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Gtd. Bonds, 12/31/26(5)                          10,050,000       10,753,500
-------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc.:
11.125% Preferred Stock, Series M(17)                                                 63,150        7,230,675
8.50% Preferred Stock, Series I                                                       36,500        1,875,187
-------------------------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg                                    111,500       12,676,156
-------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A(5)(18)(19)                                 130,000        3,250,000
-------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Preferred Stock(5)(17)                                    4,815        5,043,712
-------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B, Non-Vtg                278,000        9,834,250
-------------------------------------------------------------------------------------------------------------
Crown American Realty Trust, 11% Cum. Non-Vtg. Preferred, Series A                    49,500        2,657,531
-------------------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Sr. Exchangeable Preferred Stock,
Non-Vtg.(5)                                                                          255,000       10,263,750
-------------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 12.25% Preferred Stock(7)                                 7,000        7,647,500
-------------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 0%/11.75% Preferred Stock(5)(18)                         39,000        2,232,750
-------------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(17)                       600,000        1,950,000
-------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(5)(17)                                          6,385        7,039,463


                      38 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Market Value
                                                                              Shares           See Note 1
=============================================================================================================
Preferred Stocks  (continued)
El Paso Electric Co., 11.40% Preferred Stock, Series A(5)(17)                        112,256   $   12,488,480
-------------------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum
Exchangeable Perpetual Preferred Stock, Series A(5)                                       20              530
-------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Gtd. Nts., 12/1/06(5)                 8,485,000        8,930,463
-------------------------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series A                             20,000        1,830,000
-------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 7.50% Preferred Stock, Series A(5)(17)                        6,073,200        5,768,933
-------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable Preferred Stock                                4,964        6,118,130
-------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
13.50% Exchangeable Preferred Stock, Series B(5)(17)                                   4,805        5,958,200
Depositary Shares representing one one-hundredth 7% Cum. Cv. Jr
Preferred Stock, Series E, Non-Vtg.(7)                                               116,450        4,163,088
-------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. exchangeable preferred stock
and one warrant to purchase 30 shares of common stock)(7)(15)(18)                      1,090        1,149,950
-------------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.(19)                                               159,100        3,977,500
-------------------------------------------------------------------------------------------------------------
Nebco Evans Holdings Co., 11.25% Nts., 3/1/08(7)(17)                                  80,000        8,340,000
-------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Preferred Stock(7)(18)                            7,725        8,188,500
-------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr. Exchangeable Preferred(17)                    266,673       16,867,067
-------------------------------------------------------------------------------------------------------------
Pantry Pride, Inc., $14.875 Exchangeable, Series B(5)                                  2,000          200,750
-------------------------------------------------------------------------------------------------------------
Prime Retail, Inc., 8.50% Cv. Preferred Stock, Series B                              325,000        7,881,250
-------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Preferred Stock(7)                                                            165,600       16,353,000
9.20% Preferred Stock, Series F(5)                                                    46,400        4,802,400
-------------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable Preferred Stock, Series B,
Non-Vtg.(5)(18)                                                                      272,270       13,545,433
-------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Units (each unit consists of one share of
preferred stock and 37 cl. C shares of common stock)(5)(15)(18)                          300        2,756,250
-------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(17)                          23,388        2,794,866
-------------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.(5)(17)                                                       5,649        5,945,572
-------------------------------------------------------------------------------------------------------------
Unisys Corp., $3.75 Cv., Series A                                                     80,000        3,770,000
-------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv. Preferred Stock, Series B(19)                                              280,000        8,120,000
9.20% Sr. Preferred Stock(19)                                                        387,400       10,266,100
                                                                                               --------------
Total Preferred Stocks (Cost $240,564,109)                                                        257,197,969

=============================================================================================================
Other Securities--0.1%
-------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8% Cv. Depositary Shares each Representing
one-hundredth Share of Dividend Enhanced Convertible Stock
(Cost $4,120,969)                                                                     50,000        7,462,500


                      39 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                               Market Value
                                                                              Units            See Note 1
=============================================================================================================
Rights, Warrants and Certificates--0.2%
-------------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(5)                             5,225   $      920,253
-------------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(5)                                        119,070           16,074
-------------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 8/00(5)                                          8,000               80
-------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(5)                                    118,975            1,190
-------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00(5)                                                  780                5
-------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(5)                                              262,500           65,625
-------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99                                    74,086               --
-------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/07(7)                                        19,573           80,739
-------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(5)                        16,370          656,846
-------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(5)(19)                                               130,000           65,000
-------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05(5)                                       7,425           35,380
-------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(5)                                            8,109          527,085
-------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc. Wts., Exp. 10/03(5)                                  6,600           33,825
-------------------------------------------------------------------------------------------------------------
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(5)                                      7,250          145,000
-------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp. 7/05(5)                                       690,000          690,000
-------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 1/03(5)                                               192,993            1,930
-------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04(5)                                               189,000          401,625
-------------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                   1,035           72,450
-------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(5)                                           46,860        1,599,098
-------------------------------------------------------------------------------------------------------------
IHF Capital, Inc. Wts., Exp. 11/99(5)                                                  1,750          210,219
-------------------------------------------------------------------------------------------------------------
IHF Capital, Inc., Series I Wts., Exp. 11/99(5)                                        5,400           54,675
-------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                                 13,050               --
-------------------------------------------------------------------------------------------------------------
Mexican Value Rights                                                              25,048,650               --
-------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(5)                                 29,300          758,137
-------------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA Wts., Exp. 3/04(5)                                      21,600          297,000
-------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(5)                                                  102,500        2,872,562
-------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(5)                                         6,250           74,286
-------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(5)                                         60,389          852,693
-------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 11/03(5)                                             182,000        2,320,500
-------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/05(5)                                               13,440          171,360
-------------------------------------------------------------------------------------------------------------
Stroh Brewery Co. Wts., Exp. 7/06(5)                                                  20,249              202
-------------------------------------------------------------------------------------------------------------
Teletrac, Inc. Wts., Exp. 8/07(5)                                                        815           40,750
-------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc. Wts., Exp. 3/07(5)                                          2,715            1,358
-------------------------------------------------------------------------------------------------------------
United International Holdings, Inc. Wts., Exp. 11/99(5)                               20,345          246,683
-------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(5)(19)                           196,400          220,950
                                                                                               --------------
Total Rights, Warrants and Certificates (Cost $3,630,514)                                          13,433,580


                      40 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
=============================================================================================================
Structured Instruments--6.9%
-------------------------------------------------------------------------------------------------------------
AIG International, Inc., Goldman Sachs Commodity Excess Return
Index Linked Nts., 5.629%, 7/7/99(20)                                         $    2,500,000   $    1,935,866
-------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch):
Canadian Banker's Acceptance Index Yield Nts., 8.405%, 5/22/98                    19,350,000       19,350,000
Goldman Sachs Excess Return Commodity Index Linked Nts.,
5.325%, 7/13/99(6)(20)                                                             1,300,000        1,125,930
Goldman Sachs Excess Return Commodity Index Linked Nts.,
5.45%, 9/3/99(20)                                                                  8,000,000        7,653,600
Goldman Sachs Excess Return Commodity Index Linked Nts.,
5.48%, 4/1/99(4)(20)                                                              10,000,000        9,161,000
-------------------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts.:
9%, 6/5/98                                                                        25,000,000       25,647,500
9%, 8/10/98                                                                        9,000,000        9,293,400
9%, 8/25/98                                                                       21,000,000       21,224,700
9%, 9/4/98                                                                        22,750,000       22,895,600
9%, 10/13/98                                                                      22,700,000       22,858,900
-------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch),
Canadian Dollar Three Month Banker's Acceptance Linked
Maximum Rate Nts., 8.66%, 4/13/98                                                  1,000,000          996,800
-------------------------------------------------------------------------------------------------------------
Chase Manhattan Bank USA, National Assn., Chase Physical
Commodity Excess Return Index Linked Nts., 5.655%, 9/30/99                         5,500,000        5,492,850
-------------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Korean Development Bank,
U.S. Dollar/Korean Won Linked Nts., Zero Coupon,
18.123%, 2/26/99(10)                                                               5,085,057        4,304,165
-------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, Taiwanese Dollar Linked Nts.,
5.75%, 6/12/98                                                                    38,890,000       39,450,016
-------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co. Argentina Local Market Securities Trust,
11.30%, 4/1/00 [representing debt of Argentina (Republic of)
Bonos del Tesoro Bonds, Series 10, 5.906%, 4/1/00 and an
interest rate swap between Goldman and the Trust](5)                               9,273,913        9,352,741
-------------------------------------------------------------------------------------------------------------
Korea Development Bank Industrial Finance Bonds Linked Nts.,
Zero Coupon, 3/5/99(5)                                                            18,030,000       18,177,846
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Greek Drachma/European Currency Unit Linked Nts.,
Zero Coupon, 3/22/99                                                              10,500,000       10,669,050
Greek Drachma/Swiss Franc Linked Nts., Zero Coupon, 3/31/99                        6,740,000        6,873,452
-------------------------------------------------------------------------------------------------------------
Lehman High Yield Index Nts.:
7.95%, 8/5/98                                                                     28,500,000       28,733,700
7.96%, 8/5/98                                                                     17,000,000       17,049,300
7.988%, 6/5/98                                                                    25,000,000       25,212,500
7.988%, 7/6/98                                                                    20,600,000       20,770,980
8.438%, 8/5/98                                                                    17,300,000       17,266,438
9%, 6/5/98                                                                        25,000,000       24,187,500
9%, 7/8/98                                                                        26,500,000       26,168,750


                      41 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-------------------------------------------------------------------------------------------------------------
Structured Instruments  (continued)
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99 (representing debt of Chemical Banking Corp., sub. capital nts., and equity
of Citicorp, 7.75% preferred, series 22)(5)(15)                               $   10,000,000   $   11,852,000
-------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York:
Japanese Government Bond 193 Currency Protected Bank Nts.,
8.14%, 4/29/98                                                                     8,100,000        3,993,300
Leveraged Nts. on The Emerging Markets Bond Index,
Zero Coupon, 8%, 6/5/98(10)                                                       12,000,000       12,688,476
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc. Repackaged Argentina Domestic
Securities Trust, 14.75%, 9/1/02 [representing debt of Argentina
(Republic of) Bonos de Consolidacion de Deudas Bonds,
Series I, 8%, 9/1/02](5)                                                           6,000,000        6,390,000
-------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc.:
Korean Development Bank Korean Currency Indexed
Credit Linked Unsec. Nts., Zero Coupon, 18.082%, 3/29/99(10)                       6,470,133        6,138,862
Thailand Baht Currency Indexed Credit Linked Unsec. Nts.,
Zero Coupon, 5.893%, 4/24/98(10)                                                   9,000,000        9,405,900
Thailand Baht Currency Indexed Credit Linked Unsec. Nts.,
Zero Coupon, 5.893%, 4/27/98(10)                                                  10,342,960       10,543,614
-------------------------------------------------------------------------------------------------------------
Salomon, Inc. Russian S-Account Credit Linked Nts.:
Zero Coupon, 14.166%, 5/22/98(10)                                                  9,600,000        9,435,360
Zero Coupon, 14.095%, 5/7/98(10)                                                  22,400,000       22,132,320
Zero Coupon, 9.785%, 7/31/98(10)                                                  19,500,000       18,663,450
Zero Coupon, 9.78%, 8/7/98(10)                                                    34,385,000       32,827,360
-------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, Sr. Nts.:
5/31/02 (representing a basket of reference loans and a
total return swap between Chase Manhattan Bank
and the Trust)(4)(5)                                                              16,500,000       16,500,000
7.648%, 4/28/02 (representing a basket of reference loans
and a total return swap between Chase Manhattan Bank
and the Trust)(5)(6)                                                              21,250,000       23,039,210
-------------------------------------------------------------------------------------------------------------
Standard Chartered Bank, U.S. Dollar/Chinese Yuan Linked Nts.:
9.50%, 6/12/98                                                                     3,870,000        3,879,675
21%, 4/8/98                                                                        6,790,000        6,792,716
21%, 4/9/98                                                                        9,700,000        9,707,760
                                                                                               --------------
Total Structured Instruments (Cost $599,375,735)                                                  599,842,587


                      42 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           Market Value
                                                  Date     Strike      Contracts           See Note 1
=========================================================================================================
Call Options Purchased--0.1%
---------------------------------------------------------------------------------------------------------
Japanese Yen Call Opt                             4/98     124.57JPY   7,305,200,000       $       77,873
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%, 11/15/27 Call Opt    6/98     101.73%            96,825            2,050,753
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%, 11/15/27 Call Opt    6/98     102.75%            96,825            1,811,687
                                                                                           --------------
Total Call Options Purchased (Cost $4,943,062)                                                  3,940,313

=========================================================================================================
Put Options Purchased--0.0%
---------------------------------------------------------------------------------------------------------
Japanese Yen Put Opt. (Cost $2,087,378)           9/98     136JPY     21,854,000,000            3,202,704

                                                                     Face
                                                                     Amount(1)

=========================================================================================================
Repurchase Agreements--0.0%
---------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 5.90%,
dated 3/31/98, to be repurchased at $1,000,164 on 4/1/98,
collateralized by U.S. Treasury Nts., 5.875%-6.25%,
6/30/98-8/31/99, with a value of $1,021,941 (Cost $1,000,000)         $    1,000,000            1,000,000

---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $9,144,313,717)                              107.4%       9,278,837,989
---------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                           (7.4)        (640,488,137)
                                                                      --------------       --------------
Net Assets                                                                     100.0%      $8,638,349,852
                                                                      ==============       ==============


1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP --Argentine Peso          JPY --Japanese Yen
AUD --Australian Dollar       MXP --Mexican Peso
CAD --Canadian Dollar         NOK --Norwegian Krone
DEM --German Mark             NZD --New Zealand Dollar
DKK --Danish Krone            PLZ --Polish Zloty
ESP --Spanish Peseta          RUR --Russian Ruble
GBP --British Pound Sterling  SEK --Swedish Krona
HUF --Hungarian Forint        TRL --Turkish Lira
IDR --Indonesian Rupiah       XEU --European Currency Units
ITL --Italian Lira            ZAR --South African Rand

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.


                      43 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. When-issued security to be delivered and settled after March 31, 1998.

5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $783,618,466 or 9.07% of the Fund's net assets as of March 31, 1998.

8. Securities with an aggregate market value of $29,946,762 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                    Contracts/Face        Expiration   Exercise   Premium     Market Value
                                    Subject to Call/Put   Date         Price      Received    See Note 1
--------------------------------------------------------------------------------------------------------
Australian Dollar Call Option           12,580,000        5/8/98         1.49AUD  $  143,802  $   76,524
--------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06 Call Option         $   15,000,000        8/7/00       100.00%       138,000   1,050,000
--------------------------------------------------------------------------------------------------------
British Pound Sterling/German
Mark Call Option                        46,420,000        4/23/98       3.073GBP     427,376     757,482
--------------------------------------------------------------------------------------------------------
Japanese Yen Put Option              5,418,700,000        4/30/98      127.00JPY     717,978   2,520,562
--------------------------------------------------------------------------------------------------------
New Zealand Dollar Call Option          16,460,000        5/11/98        1.70NZD     116,043      17,578
                                                                                  ----------  ----------
                                                                                  $1,543,199  $4,422,146
                                                                                  ==========  ==========

10. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

11. Represents the current interest rate for an increasing rate security.

12. Issuer is in default.

13. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

14. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

16. Non-income producing--issuer is in default of interest payment.

17. Interest or dividend is paid in kind.

18. Non-income producing security.


                      44 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
19. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1998. The aggregate fair values of all securities of affiliated companies held by the Fund as of March 31, 1998 amounted to $27,870,965. Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares/Units       Gross      Gross         Shares/Units    Dividend
                                     Sept. 30, 1997     Additions  Reductions    March 31, 1998  Income
--------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred, Series A  130,000            --         --            130,000         $    --
--------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49      130,000            --         --            130,000              --
--------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.   159,100            --         --            159,100              --
--------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.                394,283            --         --            394,283              --
--------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.,
9.20% Sr. Preferred Stock            387,400            --         --            387,400         445,510
--------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.,
9.16% Cv. Preferred Stock, Series B  280,000            --         --            280,000         320,600
--------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.
Wts., Exp. 1/02                      196,400            --         --            196,400              --
                                                                                                --------
                                                                                                $766,110
                                                                                                ========

20. Security is linked to the Goldman Sachs Commodity Index. The index is composed of the future price of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.

See accompanying Notes to Financial Statements.


                      45 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

===========================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $9,119,443,167)                               $  9,250,967,024
Affiliated companies (cost $24,870,550)                                          27,870,965
-------------------------------------------------------------------------------------------
Cash                                                                              1,562,358
-------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                        3,008,317
-------------------------------------------------------------------------------------------
Receivables:
Investments sold (including $554,039,077 of when-issued securities sold)        662,347,467
Interest, dividends and principal paydowns                                      143,324,242
Shares of beneficial interest sold                                               28,023,622
Daily variation on futures contracts--Note 6                                      2,172,625
Closed forward foreign currency exchange contracts                                  944,519
-------------------------------------------------------------------------------------------
Other                                                                                58,660
                                                                           ----------------
Total assets                                                                 10,120,279,799

===========================================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                        3,042,940
-------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,543,199)--
see accompanying statement--Note 7                                                4,422,146
-------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $1,363,739,276 purchased on a
when-issued basis)--Note 1                                                    1,441,680,049
Dividends                                                                        10,650,650
Shares of beneficial interest redeemed                                            9,871,955
Distribution and service plan fees                                                5,137,937
Daily variation on futures contracts--Note 6                                      2,589,241
Closed forward foreign currency exchange contracts                                1,746,170
Transfer and shareholder servicing agent fees                                       918,353
Unrealized depreciation on interest rate swaps--Note 9                              768,998
Other                                                                             1,101,508
                                                                           ----------------
Total liabilities                                                             1,481,929,947

===========================================================================================
Net Assets                                                                 $  8,638,349,852
                                                                           ================

===========================================================================================
Composition of Net Assets
Paid-in capital                                                            $  8,659,522,136
-------------------------------------------------------------------------------------------
Undistributed net investment income                                              24,377,154
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                  (170,904,462)
-------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                        125,355,024
                                                                           ----------------
Net assets                                                                 $  8,638,349,852
                                                                           ================


                      46 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

===========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,149,676,048 and 844,165,321 shares of beneficial interest outstanding)             $4.92
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                              $5.17

-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,933,426,878 and
798,370,804 shares of beneficial interest outstanding)                                $4.93

-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $551,796,432 and
112,374,448 shares of beneficial interest outstanding)                                $4.91

-------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $3,450,494 and 702,559 shares of beneficial interest outstanding)       $4.91

See accompanying Notes to Financial Statements.


                           47 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Six Months Ended March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

=======================================================================================
Investment Income
Interest (net of foreign withholding taxes of $1,478,577)                 $ 383,834,691
---------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                        7,291,539
Affiliated companies                                                            766,110
                                                                          -------------
Total income                                                                391,892,340

=======================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                       4,920,679
Class B                                                                      18,332,719
Class C                                                                       2,353,711
---------------------------------------------------------------------------------------
Management fees--Note 4                                                      21,338,954
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                         4,481,820
---------------------------------------------------------------------------------------
Shareholder reports                                                             772,096
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                     625,346
---------------------------------------------------------------------------------------
Registration and filing fees                                                    221,291
---------------------------------------------------------------------------------------
Legal and auditing fees                                                          66,037
---------------------------------------------------------------------------------------
Trustees' fees and expenses                                                      49,846
---------------------------------------------------------------------------------------
Other                                                                           161,672
                                                                          -------------
Total expenses                                                               53,324,171

=======================================================================================
Net Investment Income                                                       338,568,169
=======================================================================================

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                        70,697,303
Closing of futures contracts--Note 6                                        (12,733,371)
Closing and expiration of options written--Note 7                           (10,013,110)
Foreign currency transactions                                               (47,332,709)
                                                                          -------------
Net realized gain                                                               618,113

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                 (31,964,364)
Translation of assets and liabilities denominated in foreign currencies     (31,382,004)
                                                                          -------------
Net change                                                                  (63,346,368)
                                                                          -------------
Net realized and unrealized loss                                            (62,728,255)

=======================================================================================
Net Increase in Net Assets Resulting from Operations                      $ 275,839,914
                                                                          =============

See accompanying Notes to Financial Statements.


                          48 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 Six Months Ended   Year Ended
                                                                 March 31, 1998     September 30,
                                                                 (Unaudited)        1997
===================================================================================================
Operations
Net investment income                                            $   338,568,169    $   589,532,469
---------------------------------------------------------------------------------------------------
Net realized gain                                                        618,113        125,608,804
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                (63,346,368)        20,529,233
                                                                 ---------------    ---------------
Net increase in net assets resulting from operations                 275,839,914        735,670,506

===================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                             (170,552,157)      (316,472,362)
Class B                                                             (141,579,925)      (232,118,433)
Class C                                                              (18,183,210)       (22,358,462)
Class Y                                                                  (33,903)                --

===================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                              207,804,491        357,127,802
Class B                                                              456,473,330        838,896,025
Class C                                                              138,241,345        235,000,607
Class Y                                                                3,449,457                 --

===================================================================================================
Net Assets
Total increase                                                       751,459,342      1,595,745,683
---------------------------------------------------------------------------------------------------
Beginning of period                                                7,886,890,510      6,291,144,827
                                                                 ---------------    ---------------
End of period (including undistributed net investment
income of $24,377,154 and $16,158,180, respectively)             $ 8,638,349,852    $ 7,886,890,510
                                                                 ===============    ===============

See accompanying Notes to Financial Statements.


                      49 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
  Financial Highlights
--------------------------------------------------------------------------------

                                               Class A
                                               ------------------------------------------------------
                                               Six Months
                                               Ended
                                               March 31,
                                               1998          Year Ended September 30,
                                               (Unaudited)   1997       1996       1995       1994
=====================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $4.95         $4.84      $4.68      $4.75      $5.21
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .21           .43        .44        .41        .45
Net realized and unrealized gain (loss)          (.03)          .09        .15       (.03)      (.35)
                                                -----         -----      -----      -----      -----
Total income from investment operations           .18           .52        .59        .38        .10

-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.21)         (.41)      (.41)      (.41)      (.43)
Distributions from net realized gain               --            --         --       (.01)        --
Distributions in excess of net realized gain       --            --         --         --       (.12)
Tax return of capital distribution                 --            --       (.02)      (.03)      (.01)
                                                -----         -----      -----      -----      -----
Total dividends and distributions
to shareholders                                  (.21)         (.41)      (.43)      (.45)      (.56)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $4.92         $4.95      $4.84      $4.68      $4.75
                                                =====         =====      =====      =====      =====

=====================================================================================================
Total Return, at Net Asset Value(4)              3.68%        11.29%     13.06%      8.62%      1.85%

=====================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)        $4,150        $3,969     $3,526     $3,219     $3,143
-----------------------------------------------------------------------------------------------------
Average net assets (in millions)               $4,035        $3,735     $3,340     $3,085     $3,082
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            8.66%(5)      8.77%      9.09%      9.63%      8.72%
Expenses                                         0.92%(5)      0.93%      0.97%      0.99%      0.95%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       47.8%        116.5%     104.8%     141.5%     119.0%

1. For the period from January 26, 1998 (inception of offering) to March 31,
1998.

2. For the period from May 26, 1995 (inception of offering) to September 30,
1995.

3. For the period from November 30, 1992 (inception of offering) to September 30, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                      50 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Class B
-------   -----------------------------------------------------------------
          Six Months
          Ended
          March 31,
          1998           Year Ended September 30,
1993      (Unaudited)    1997       1996       1995       1994       1993(3)
===========================================================================

 $5.07      $4.96         $4.85      $4.69      $4.76      $5.22      $4.89
---------------------------------------------------------------------------

   .48        .19           .39        .40        .37        .42        .36
   .17       (.03)          .10        .15       (.03)      (.36)       .34
 -----      -----         -----      -----      -----      -----      -----
   .65        .16           .49        .55        .34        .06        .70

---------------------------------------------------------------------------

  (.50)      (.19)         (.38)      (.37)      (.37)      (.39)      (.36)
  (.01)        --            --         --       (.01)        --       (.01)
    --         --            --         --         --       (.12)        --
    --         --            --       (.02)      (.03)      (.01)        --
 -----      -----         -----      -----      -----      -----      -----

  (.51)      (.19)         (.38)      (.39)      (.41)      (.52)      (.37)
---------------------------------------------------------------------------
 $5.21      $4.93         $4.96      $4.85      $4.69      $4.76      $5.22
 =====      =====         =====      =====      =====      =====      =====

===========================================================================
 13.30%      3.28%        10.43%     12.19%      7.79%      1.07%     13.58%

===========================================================================

$2,754     $3,933        $3,501     $2,590     $1,947     $1,586       $695
---------------------------------------------------------------------------
$2,107     $3,687        $3,018     $2,250     $1,711     $1,236       $276
---------------------------------------------------------------------------

  9.78%      7.92%(5)      7.94%      8.30%      8.83%      7.90%      8.13%(5)
  1.09%      1.68%(5)      1.69%      1.72%      1.75%      1.71%      1.80%(5)
---------------------------------------------------------------------------
 148.6%      47.8%        116.5%     104.8%     141.5%     119.0%     148.6%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended March 31, 1998 were $5,324,326,250 and $4,090,370,146, respectively. Prior to September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.


                      51 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                               Class C                                   Class Y
                                               ----------------------------------------  ---------
                                               Six Months                                Period
                                               Ended                                     Ended
                                               March 31,                                 March 31,
                                               1998         Year Ended September 30,     1998
                                               (Unaudited)  1997      1996      1995(2)  (Unaudited)(1)
==================================================================================================
Per Share Operating Data
Net asset value, beginning of period           $4.95        $4.83     $4.68     $4.68        $4.91
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .19          .37       .38       .13          .08
Net realized and unrealized gain (loss)         (.04)         .13       .16       .01         (.01)
                                               -----        -----     -----     -----        -----
Total income from investment operations          .15          .50       .54       .14          .07
--------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income            (.19)        (.38)     (.37)     (.12)        (.07)
Distributions from net realized gain              --           --        --      (.01)          --
Distributions in excess of net realized gain      --           --        --        --           --
Tax return of capital distribution                --           --      (.02)     (.01)          --
                                               -----        -----     -----     -----        -----
Total dividends and distributions
to shareholders                                 (.19)        (.38)     (.39)     (.14)        (.07)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                 $4.91        $4.95     $4.83     $4.68        $4.91
                                               =====        =====     =====     =====        =====

==================================================================================================
Total Return, at Net Asset Value(4)             3.09%       10.67%    11.96%     3.09%        1.81%
==================================================================================================

Ratios/Supplemental Data
Net assets, end of period (in millions)         $552         $417      $175       $67           $3
--------------------------------------------------------------------------------------------------
Average net assets (in millions)                $473         $291      $110       $24           $2
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           7.95%(5)     7.73%     8.18%     8.28%(5)     9.66%(5)
Expenses                                        1.67%(5)     1.69%     1.74%     2.02%(5)     0.57%(5)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      47.8%       116.5%    104.8%    141.5%        47.8%

1. For the period from January 26, 1998 (inception of offering) to March 31,
1998.

2. For the period from May 26, 1995 (inception of offering) to September 30,
1995.

3. For the period from November 30, 1992 (inception of offering) to September 30, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended March 31, 1998 were $5,324,326,250 and $4,090,370,146, respectively. Prior to September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                      52 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities and by writing covered call options on them. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of The New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                      53 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Structured Notes. The Fund invests in commodity and foreign currency-linked structured notes whereby the market value and redemption price are linked to commodity indices and foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face value of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended March 31, 1998, the market value of these securities comprised an average of 6% of the Fund's net assets, and resulted in realized and unrealized losses of $40,535,410.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1998, the Fund had entered into outstanding when-issued or forward commitments of $808,468,274.

      In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At March 31, 1998, securities with an aggregate market value of $6,638,545, representing 0.08% of the Fund's net assets, were in default.


                      54 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $153,183,000, expiring in 2004.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each day The New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                      55 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and because of paydown gains and losses. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      56 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               Six Months Ended March 31, 1998(1)    Year Ended September 30, 1997
                                -----------------------------        -------------------------------
                                 Shares         Amount               Shares          Amount
----------------------------------------------------------------------------------------------------
Class A:
Sold                             110,685,218    $ 544,116,646         202,106,435    $   987,184,469
Dividends and distributions
reinvested                        23,369,350      114,780,898          43,528,618        212,702,206
Redeemed                         (91,779,534)    (451,093,053)       (172,636,408)      (842,758,873)
                                ------------    -------------        ------------    ---------------
Net increase                      42,275,034    $ 207,804,491          72,998,645    $   357,127,802
                                ============    =============        ============    ===============

----------------------------------------------------------------------------------------------------
Class B:
Sold                             126,894,255    $ 625,186,928         225,061,705    $ 1,101,712,593
Dividends and distributions
reinvested                        16,694,134       82,162,449          27,158,643        132,987,856
Redeemed                         (50,916,312)    (250,876,047)        (80,881,214)      (395,804,424)
                                ------------    -------------        ------------    ---------------
Net increase                      92,672,077    $ 456,473,330         171,339,134    $   838,896,025
                                ============    =============        ============    ===============

----------------------------------------------------------------------------------------------------
Class C:
Sold                              37,038,593    $ 181,881,942          57,786,493    $   282,043,074
Dividends and distributions
reinvested                         2,574,939       12,630,070           3,188,795         15,572,159
Redeemed                         (11,469,997)     (56,270,667)        (12,845,030)       (62,614,626)
                                ------------    -------------        ------------    ---------------
Net increase                      28,143,535    $ 138,241,345          48,130,258    $   235,000,607
                                ============    =============        ============    ===============

----------------------------------------------------------------------------------------------------
Class Y:
Sold                                 746,987    $   3,668,094                  --    $            --
Dividends and distributions
reinvested                             5,958           29,296                  --                 --
Redeemed                             (50,386)        (247,933)                 --                 --
                                ------------    -------------        ------------    ---------------
Net increase                         702,559    $   3,449,457                  --    $            --
                                ============    =============        ============    ===============

1. For the six months ended March 31, 1998 for Class A, Class B and Class C shares and for the period from January 26, 1998 (inception of offering) for Class Y shares.


                      57 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
3. Unrealized Gains and Losses on Investments

At March 31, 1998, net unrealized appreciation on investments and options written of $131,645,325 was composed of gross appreciation of $325,690,415, and gross depreciation of $194,045,090.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of the average annual net assets in excess of $1 billion.

      For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $10,742,242, of which $2,986,384 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $23,399,856 and $1,748,755, respectively, of which $705,483 and $62,141, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $3,740,208 and $122,301, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $356,905 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                      58 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $97,194 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $15,115,420 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $124,558,612 for Class B.

      The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $25,165 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $1,553,450 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $7,610,377 for Class C.


                      59 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
5.Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

      The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

      Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

      Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

      Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1998, the Fund had outstanding forward contracts as follows:

                          Expiration  Contract       Valuation as of  Unrealized    Unrealized
                          Date        Amount (000s)  March 31, 1998   Appreciation  Depreciation
------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
German Mark (DEM)         4/6/98        108,371 DEM  $ 58,620,143     $       --    $1,154,626
                                                                      ----------    ----------
Contracts to Sell
-----------------
Australian Dollar (AUD)   4/23/98-
                          5/26/98       215,665 AUD   143,057,154      1,128,365            --
British Pound
Sterling (GBP)            4/6/98         35,910 GBP    60,121,280             --     1,092,577
German Mark (DEM)         7/15/98         1,375 DEM       747,936          2,549            --
Japanese Yen (JPY)        5/20/98-
                          5/22/98     8,610,250 JPY    65,066,078      1,428,399            --
Malaysian Ringgit (MYR)   8/28/98-
                          9/21/98       120,538 MYR    32,309,292             --       795,737
New Zealand Dollar (NZD)  5/29/98        14,975 NZD     8,225,120        160,880            --
South African Rand (ZAR)  5/6/98        194,594 ZAR    38,333,332        288,124            --
                                                                      ----------    ----------
                                                                       3,008,317     1,888,314
                                                                      ----------    ----------
Total Unrealized Appreciation and Depreciation                        $3,008,317    $3,042,940
                                                                      ==========    ==========


                      60 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell futures contracts, primarily to hedge the various commodities exposures inherent in its holdings of structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to charges in interest rate or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                      61 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
6. Futures Contracts (continued)

At March 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                         Unrealized
                                Expiration   Number of  Valuation as of  Appreciation
                                Date         Contracts  March 31, 1998   (Depreciation)
---------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
COMMODITIES
Agriculture
Wheat                           5/98             2      $     32,025     $       150

TREASURIES
U.S. Treasury Nts., 10 yr.      6/98         1,068       120,016,500         217,313
U.S. Treasury Bonds, 30 yr.     6/98         3,775       453,943,750      (1,587,926)
                                                                         -----------
                                                                          (1,370,463)
                                                                         -----------
Contracts to Sell
-----------------
COMMODITIES
Agriculture
Corn                            5/98             2            25,900              75
Energy
Crude Oil                       5/98            65         1,036,100          27,750
Natural Gas                     4/98           150         3,783,000        (280,000)
Precious Metals
Gold                            6/98            35         1,061,550          29,750

INDICES
Standard & Poor's 500           6/98           605       167,963,125      (1,898,188)

TREASURIES
German Nts., 10 yr.             6/98           426        61,792,145        (158,976)
U.S. Treasury Nts., 2 yr.       6/98           194        40,339,875         (51,922)
U.S. Treasury Nts., 5 yr.       6/98         3,982       433,540,250      (1,405,563)
                                                                         -----------
                                                                          (3,737,074)
                                                                         -----------
                                                                         $(5,107,537)
                                                                         ===========


                      62 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended March 31, 1998 was as follows:

                            Call Options                     Put Options
                            -----------------------------    ------------------------------
                            Number of         Amount of      Number of          Amount of
                            Options           Premiums       Options            Premiums
-------------------------------------------------------------------------------------------
Options outstanding at
September 30, 1997           5,038,675,000    $ 1,251,563      4,860,600,000    $   210,893
Options written                216,339,920      3,780,465     62,820,104,020      7,848,776
Options closed or expired   (5,132,369,920)    (3,650,200)   (43,169,099,020)    (5,316,004)
Options exercised              (47,170,000)      (556,606)   (19,092,905,000)    (2,025,688)
                            --------------    -----------    ---------------    -----------
Options outstanding at
March 31, 1998                  75,475,000    $   825,222      5,418,700,000    $   717,977
                            ==============    ===========    ===============    ===========


                      63 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
8. Illiquid and Restricted Securities

At March 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1998 was $683,177,923, which represents 7.91% of the Fund's net assets, of which $46,068,086 is considered restricted. Information concerning restricted securities as follows:

                                                                             Valuation
                                                     Acquisition   Cost      Per Unit as of
Security                                             Date          Per Unit  March 31, 1998
-------------------------------------------------------------------------------------------
Bonds
-----
Arizona Charlie's, Inc., 12% First Mtg. Nts.,        11/18/93-
Series B, 11/15/00                                    12/9/93      100.00%      58.75%
-------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,   11/18/93-
Series A, 11/15/00                                   12/17/93       95.98       17.50
-------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02              4/14/92      100.00      100.25
-------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99      5/15/95      110.05      118.52
-------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment
Trust, 7/2/08                                         3/19/98      101.00      107.50
-------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Banco Venezuela        7/13/93-
TCI, Zero Coupon, 6.13%, 12/13/98                     7/15/93       72.64       91.00

Stocks and Warrants
-------------------
Becker Gaming, Inc. Wts.,                            11/18/93-
Exp. 11/00                                            12/9/93    $   2.10    $    .25
-------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred, Series A                   6/17/97       25.00       25.00
-------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49                       6/17/97          --         .50
-------------------------------------------------------------------------------------------
ECM Fund, L.P.I                                       4/14/92    1,000.00    1,102.50
-------------------------------------------------------------------------------------------
Omnipoint Corp.                                      11/29/95       16.00       28.03
-------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00                     11/29/95          --       28.03


                      64 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
9. Interest Rate Swap Transactions

The Fund may enter into an interest rate swap transaction to seek to maintain a total return or yield spread on a particular investment or portion of its portfolio or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, the amount due or owed by the Fund at termination or settlement. The Fund enters into swaps only on securities it owns. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. The Fund segregates liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive.

As of March 31, 1998, the Fund had entered into the following interest rate swap agreements:

                               Fixed         Floater
                               Rate Paid by  Rate Received   Floating                  Net
                   Notional    The Fund at   By the Fund at  Rate         Termination  Unrealized
Swap Counterparty  Principal   3/31/98       3/31/98         Index        Date         Depreciation
---------------------------------------------------------------------------------------------------
Morgan Guaranty                                              New Zealand
Trust Co.          57,100,000  8.65%         7.31%           Bank Bill    12/8/00      $768,998

================================================================================
10. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

      The Fund had no borrowings outstanding during the six months ended March 31, 1998.


                      65 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 Oppenheimer Strategic Income Fund
--------------------------------------------------------------------------------

A series of Oppenheimer Strategic Funds Trust

================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Sam Freedman, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Vice President, Treasurer and
                           Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         David P. Negri, Vice President
                         Arthur P. Steinmetz, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      66 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

============================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

============================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------
Developing Markets Fund       International Growth Fund       Quest Global Value Fund
International Small           Global Fund                     Global Growth &Income Fund
MCompany Fund

============================================================================================
Stock Funds
--------------------------------------------------------------------------------------------
Enterprise Fund               MidCap Fund                     Growth Fund
Discovery Fund                Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund    Quest Capital Value Fund        Quest Value Fund

============================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------
Main Street Income &          Total Return Fund               Disciplined Allocation Fund
 Growth Fund                  Quest Balanced Value Fund(1)    Multiple Strategies Fund
Quest Opportunity             Equity Income Fund              Convertible Securities Fund(2)
 Value Fund

============================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
World Bond Fund               Strategic Income Fund           Limited-Term Government Fund
High Yield Fund               Bond Fund

============================================================================================
Municipal Funds
--------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund     Municipal Fund

============================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                      67 Oppenheimer Strategic Income Fund

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